                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

Pepsi Cola Puerto Rico Bottling Co.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                                Carretera 865 Km. 0.4
                                Bo. Candelaria Arenas
                             Toa Baja, Puerto Rico 00949

                                   _______________

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  February 28, 1997

                                   _______________

                                TO THE SHAREHOLDERS OF
                       PEPSI-COLA PUERTO RICO BOTTLING COMPANY:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Pepsi-Cola Puerto Rico Bottling Company (the "Company") will be held at the Caribe Hilton Hotel, 1 Calle San Geronimo, San Juan, Puerto Rico 00907, on Friday, February 28, 1997 at 10:00 A.M. for the following purposes:

         1. To elect seven (7) directors to constitute the Board of Directors, each to serve until the next annual meeting of shareholders or until their successors have been duly elected and shall have qualified;

         2. To consider and act upon a proposal to authorize and approve the Company's qualified stock option plan and non-qualified stock option plan;

         3. To consider and act upon a proposal to authorize and approve the Company's grant to Rafael Nin of stock options to purchase Class B shares of the Company;

         4. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending September 30, 1997; and

         5. To consider and act upon such other business as may properly come before the Annual Meeting.

    The close of business on January 20, 1997 has been fixed as the record date for the determination of all shareholders entitled to receive notice of the Annual Meeting and to vote at such meeting or any adjournment thereof.

    PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THE PROXY WILL NOT BE USED.

By Order of the Board of Directors,


/s/ Lawrence Odell

LAWRENCE ODELL
Secretary
Dated: January 31, 1997
Toa Baja, Puerto Rico

                       PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                                Carretera 865 Km. 0.4
                                Bo. Candelaria Arenas
                             Toa Baja, Puerto Rico 00949

                                   _______________

                            ANNUAL MEETING OF SHAREHOLDERS
                                    to be held on
                                  February 28, 1997

                                   _______________

                                   PROXY STATEMENT
                                   _______________

    This Proxy Statement is being mailed to the shareholders of PEPSI-COLA PUERTO RICO BOTTLING COMPANY (the "Company") on or about January 31, 1997 in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the Caribe Hilton Hotel, 1 Calle San Geronimo, San Juan, Puerto Rico, 00907 on Friday, February 28, 1997 at 10:00 A.M. The Meeting has been called for the following purposes: (1) to elect seven (7) directors to constitute the Board of Directors, each to serve until the next annual meeting of shareholders or until their successors have been duly elected and shall have qualified; (2) to consider and act upon a proposal to authorize and approve the Company's qualified stock option plan and non-qualified stock option plan; (3) to consider and act upon a proposal to authorize and approve the grant of stock options to purchase Class B shares of the Company to Rafael Nin; (4) to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending September 30, 1997; and (5) to consider and act upon such other business as may properly come before the Annual Meeting.


                              PROXIES AND VOTING RIGHTS

    The voting securities of the Company outstanding on January 20, 1997 consisted of 5,000,000 shares of class A common stock, par value $.01 per share (the "Class A Shares"), entitling the holders thereof to six votes per share, and 16,500,000 shares of class B common stock, par value $.01 per share (the "Class B Shares," and together with the Class A Shares, the "Common Stock"),
entitling the holders thereof to one vote per share.   Only shareholders of
record at the close of business on January 20, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the shares entitled to vote must be present in person or by proxy to constitute a quorum at a meeting of the shareholders.

    The enclosed proxy is being solicited by the Board of Directors of the Company in order to provide every shareholder with an opportunity to vote on all matters that properly come before the Meeting, whether or not the shareholder attends in person. The Company is bearing the cost of the solicitation of the enclosed proxy. Shares cannot be voted at the Meeting unless the owner of record is present to vote or is represented by a proxy executed in writing by the shareholder or his duly authorized attorney-in-fact. When the enclosed proxy is properly signed, dated and returned, the shares represented by such proxy will be voted by the persons named as proxies in accordance with the shareholder's directions. Except as otherwise specified in the proxy, shares will be voted for the election of the nominees for director named herein, for the approval of the qualified stock option plan and the non-qualified stock option plan, for the approval of the grant of stock options to Rafael Nin, for the ratification of the appointment of KPMG Peat Marwick LLP as independent accountants for the year ending September 30, 1997, and for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the proxy. Any person who has signed and returned a proxy may revoke it at any time before it is exercised by submitting a subsequently executed proxy, by giving notice of revocation to the Secretary of the Company or by voting in person at the Meeting.

    Holders of Class A Shares and Class B Shares generally vote as a single class on all matters submitted to a vote of shareholders at the Meeting, including the election of directors, except for matters where applicable law requires the approval of one or both classes of Common Stock voting as separate classes. The Class A Shares entitle holders thereof to six votes per share and the Class B Shares entitle the holders thereof to one vote per share on all matters submitted to a vote of shareholders. If a quorum is present, the affirmative vote of the majority of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, in all matters other than the election of directors. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote. After a quorum has been established at a shareholders' meeting, a withdrawal of shareholders that reduces the number of shareholders entitled to vote at the meeting below the number required for a quorum does not affect the validity of an adjournment of the meeting or any action taken at the meeting prior to the shareholder's withdrawal. Shares that are not present at the meeting, either in person or by proxy, cannot count towards a quorum. Also, shares are not considered present for quorum purposes if a shareholder attends the meeting only to protest the legality of the meeting. Treasury shares, shares of stock of the Company owned by another corporation, the majority of the voting stock of which is owned or controlled by the Company, and shares of stock of the Company that it holds in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any time. Abstentions and broker non-votes are not counted in determining the number of votes of the shares voted for or against any nominee for director or any other voting matter. They are, however, counted in determining the presence of a quorum. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), brokers who hold shares in street name for customers have the authority to vote on certain items when they: have transmitted proxy soliciting material to the beneficial owner of the shares; have not received instructions from beneficial owners; and the broker giving or authorizing the proxy has no knowledge of any contest as to action to be taken at the meeting and the action to be taken at the meeting has been disclosed adequately to the shareholders and does not include authorization for a merger, consolidation, or any matter which may substantially affect the rights and powers of the shares.


                                  SECURITY OWNERSHIP

    The Company's Common Stock is currently divided into Class A Shares, each of which is entitled to six votes per share, and Class B Shares, each of which is entitled to one vote per share.

Class A Shares

    In September 1996 in connection with his continued service as President and Chief Executive Officer, Mr. Rafael Nin requested, and was granted by the members of the Charles H. Beach Voting Trust and the Michael J. Gerrits Voting Trust (together, the "Essential Shareholders") and certain other shareholders, a ten-year voting trust (the "Nin Voting Trust") which entitles him to vote, but not own, 5,000,000 Class A Shares representing a controlling interest in the Company. Under the Company's franchise agreements relating to its Pepsi-Cola products, the franchise agreements may be terminated by PepsiCo, Inc. ("PepsiCo") if without PepsiCo's consent, the Essential Shareholders do not maintain effective control of the Company. In connection with the execution of the Nin Voting Trust, PepsiCo consented to the change of effective control of the Company from the Essential Shareholders to Mr. Nin, acting as voting trustee (the "Trustee"). The initial term of the Nin Voting Trust is five years and is automatically renewed for an additional five-year period unless either PepsiCo or the Trustee notifies the other party of non-renewal at least six months prior to the end of the initial five-year term, provided that PepsiCo may not unreasonably withhold its consent to the additional five-year period. Under the terms of the Nin Voting Trust, Mr. Nin is entitled to resign as Trustee at any time, which will result in the termination of the Nin Voting Trust. If the Nin Voting Trust is terminated because of the resignation or death of the Trustee, PepsiCo has the right for a period of ninety days after such resignation or death to appoint a new Trustee to replace Mr. Nin for the remaining term of the Nin Voting Trust, subject to the approval of the beneficial owners of a majority of the Class A Shares. Upon the termination of the Nin Voting Trust at the expiration of its term, the Class A Shares held in the Nin Voting Trust will be returned to the Essential Shareholders and the other beneficial owners of the Class A Shares and the terms of the Franchise Arrangements applicable to
the Essential Shareholders will again become effective.   Additionally, in
connection with the Nin Voting Trust, Rafael Nin, the Company and the shareholders of the Company's Class A Shares entered into a stock option agreement (the "Stock Option Agreement"), pursuant to which those shareholders granted Rafael Nin a two year option to purchase all or a portion of the Company's 5,000,000 Class A Shares, par value $0.01 per share of the Company, at a price of $1.00 per share, subject to adjustment from time to time. Mr. Nin may not exercise the option, but is only permitted to transfer the option in whole or with respect to some shares to third parties (including the Company) for the benefit of the Company.

    The following table sets forth information regarding beneficial ownership of the Class A Shares outstanding as of January 20, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Class A Shares, (ii) each director and nominee for election as a director, (iii) each of the executive officers named in the summary compensation table and (iv) all directors and executive officers of the Company as a group. Information with respect to beneficial ownership is based upon the Company's Common Stock records and data supplied to the Company by its shareholders.



                                                                     Percentage
                                                      Number of         of
                                                       Class A        Class A
                                                       Shares         Shares
                                                    Beneficially    Beneficially
Directors, Executive Officers and 5% Shareholders*     Owned          Owned(1)
--------------------------------------------------  ------------    -----------

Rafael Nin, as Trustee(2)                           5,000,000           100%
Charles H. and Patricia Beach(3)                    2,218,368          44.4
Michael J. Gerrits Investment Ltd.(4)                 417,488           8.3
Anton Schedlbauer(5)                                  377,443           7.5
Patrick T. Gerrits Investment Ltd.(4)                 341,146           6.8
John W. Beck(6)                                       339,698           6.8
Dorothy D'Angelo(7)                                   251,628           5.0
Charles R. Krauser(7)                                 209,355           4.2
All Directors and Executive Officers as a Group     5,000,000           100%


----------

* The address of the directors, executive officers and 5% shareholders is Pepsi-Cola Puerto Rico Bottling Company, Carretera 865 Km. 0.4, Bo. Candelaria Arenas, Toa Baja, Puerto Rico 00949, except for Charles H. Beach and Patricia Beach, whose address is 700 South Federal Highway, Suite 100, Boca Raton, FL 33432, and Michael J. Gerrits and Patrick T. Gerrits, whose address is Gerrits Construction, Inc., 3465 N.W. 2nd Avenue, Miami, FL 33127.

(1) Based on 5,000,000 total outstanding Class A Shares on January 20, 1997.

(2) Rafael Nin is deemed to be the beneficial owner of 5,000,000 Class A Shares which are held in the Nin Voting Trust because he holds sole voting power with respect to such shares and, pursuant to the two-year option to purchase all of such Class A Shares for the exclusive benefit of the Company, currently holds sole dispositive power with respect to such shares. However, Mr. Nin may not exercise and has no pecuniary interest in such shares. As a result of his right to vote the 5,000,000 Class A Shares held in the Nin Voting Trust, and his direct ownership of 212,500 Class B Shares, Rafael Nin has the right to vote 24.24% of the total outstanding capital stock of the Company and the right to exercise 64.97% of the total voting rights outstanding.

(3) Charles and Patricia Beach are deemed to be the beneficial owners of 2,218,368 Class A Shares, which are held in the Nin Voting Trust, because they are entitled to receive dividends and other distributions on such Class A Shares while they are in the Nin Voting Trust, and are entitled to receive a return of such Class A Shares upon the termination of the Nin Voting Trust. An additional 25,578 Class A Shares owned by members of Mr. Beach's immediate family are also held in the Nin Voting Trust, and Mr. Beach may be deemed to be the beneficial owner (as that term is defined in Rule 13d-3 ("Rule 13d-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the Class A Shares owned by the members of his family. Mr. Beach disclaims such beneficial ownership with respect to such Class A Shares owned by members of his immediate family.

(4) Michael J. Gerrits, through Michael J. Gerrits Investment Ltd., is deemed to be the beneficial owner of 417,488 Class A Shares, which are held in the Nin Voting Trust, because Michael J. Gerrits Investment Ltd. is entitled to receive dividends and other distributions on such Class A Shares while they are in the Nin Voting Trust, and is entitled to receive a return of such Class A Shares upon the termination of the Nin Voting Trust. An additional 341,146 Class A Shares owned by Patrick T. Gerrits Investment Ltd. and 336,675 Class A Shares owned by other members of Mr. Gerrits' immediate family and his affiliates are also held in the Nin Voting Trust, and Mr. Gerrits may be deemed to be the beneficial owner (as that term is defined in Rule 13d-3) of the Class A Shares owned by the members of his family and affiliates. Mr. Gerrits disclaims such beneficial ownership with respect to such Class A Shares owned by members of his immediate family and affiliates.

(5) Anton Schedlbauer is a Director of the Company. Lumiye International S.A., a company controlled by Mr. Schedlbauer is deemed to beneficially own 264,210 Class A Shares, or 5.3% of the Class A Shares and Girasol Enterprises, a company controlled by Mr. Schedlbauer's wife, is deemed to beneficially own 113,233 Class A Shares, or 2.2% of the Class A Shares.
    All of these Class A Shares are held in the Nin Voting Trust and are deemed beneficially owned because of the right to receive dividends and other distributions on such Class A Shares while they are in the Nin Voting Trust and a return of such Class A Shares upon termination of the Trust.

(6) John William Beck is a Director of the Company. All of these Class A Shares are held in the Nin Voting Trust and are deemed beneficially owned by Mr. Beck because of Mr. Beck's right to receive dividends and other distributions on such Class A Shares while they are in the Nin Voting Trust and a return of such Class A Shares upon termination of the Trust.

(7) Charles R. Krauser is a director of the Company. All of these Class A Shares are held in the Nin Voting Trust and are deemed beneficially owned because of the right to receive dividends and other distributions on such Class A Shares while they are in the Nin Voting Trust and a return of such Class A Shares upon termination of the Trust. Additionally, Mr. Krauser may be deemed to be the beneficial owner (as that term is defined under Rule 13d-3) of 545,528 Class A Shares beneficially owned by his affiliates including 251,628 Class A Shares beneficially owned by Dorothy D'Angelo. Mr. Krauser disclaims such beneficial ownership with respect to such Class A Shares owned by his affiliates. See "--Voting Trust Agreements."

Class B Shares

    The following table sets forth information regarding beneficial ownership of the Class B Shares outstanding as of January 20, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Class B Shares, (ii) each director and nominee for election as a director, (iii) each of the executive officers named in the summary compensation table and (iv) by all directors and executive officers of the Company as a group. Unless otherwise indicated herein, each shareholder has sole voting power and sole dispositive power with respect to the indicated shares. Information with respect to beneficial ownership is based upon the Company's Common Stock records and data supplied to the Company by its shareholders.


                                                                     Percentage
                                                      Number of         of
                                                       Class B        Class B
                                                       Shares         Shares
                                                     Beneficially   Beneficially
Directors, Executive Officers and 5% Shareholders**    Owned          Owned(1)
---------------------------------------------------  ------------   -----------


Charles H. and Patricia Beach(2)                     3,709,632            22.5%
Michael J. Gerrits (3)                               1,879,691            11.4
Pioneering Management Corporation(4)                   829,000             5.0
Anton Schedlbauer(5)                                   685,057             4.2
John William Beck(6)                                   616,552             3.7
Charles R. Krauser(7)                                  337,706             2.0
Rafael Nin(8)                                          212,500             1.3
Richard Reiss Huyke(9)                                   1,547               *
C. Leon Timothy(10)                                      1,000               *
David Cuthbertson(11)                                        1               *
All Directors and Executive Officers as a Group      1,854,363            11.2


----------
*   Less than 1%.

** The address of the directors, executive officers and 5% shareholders is Pepsi-Cola Puerto Rico Bottling Company, Carretera 865 Km. 0.4, Bo. Candelaria Arenas, Toa Baja, Puerto Rico 00949, except for Charles H. Beach and Patricia Beach whose address is 700 South Federal Highway, Suite 100, Boca Raton, FL 33432 and Michael J. Gerrits whose address is Gerrits Construction, Inc., 3465 N.W. 2nd Avenue, Miami, FL 33127.

(1) Based on 16,500,000 total outstanding Class B Shares on January 20, 1997.

(2) Charles and Patricia Beach own 3,709,632 Class B Shares, each of which is entitled to one vote. Pursuant to the Charles H. Beach Voting Trust described below, Mr. Beach has sole voting power with respect to 3,756,054 Class B Shares which include 46,422 Class B Shares owned by members of his immediate family. Thus, Mr. Beach may be deemed to be the beneficial owner (as that term is defined in Rule 13d-3) of such shares owned by members of his immediate family. Mr. Beach disclaims such beneficial ownership with respect to such Class B Shares owned by members of his immediate family. See "--Voting Trust Agreements." Each member of the Voting Trust has sole dispositive power with respect to his or her Class B Shares, subject to certain restrictions on transfer described below. See "--Shareholders Agreement."

(3) Michael J. Gerrits is the Trustee of the Michael J. Gerrits Voting Trust. The members of the Trust include Mr. Gerrits and members of his family and his affiliates. Mr. Gerrits, pursuant to the Trusts, has the sole power to vote 1,879,691 Class B Shares and owns 698,139 Class B Shares through Michael J. Gerrits Investment Ltd.

(4) The information shown is derived from information set forth in the latest statement filed by Pioneering Management Corporation with the Securities and Exchange Commission with respect to their ownership of Class B Shares.

(5) Anton Schedlbauer is a Director of the Company. Lumiye International S.A., a company controlled by Mr. Schedlbauer, owns 479,540 Class B Shares, or 2.9% of the Class B Shares and Girasol Enterprises, a company controlled by Mr. Schedlbauer's wife, owns 205,517 Class B Shares, or 1.2% of the Class B Shares.

(6) John William Beck is a Director of the Company and Chairman of the Board of Directors of the Company.

(7) Charles R. Krauser is a director of the Company. These shares are held by Krauser Family Investment Ltd. Charles R. Krauser through Krauser Family Investment Ltd. owns 337,706 Class B Shares. Pursuant to the Charles R. Krauser Voting Trust described below, Mr. Krauser has sole voting power with respect to 1,370,117 Class B Shares which include 1,032,411 Class B Shares owned by his affiliates. Thus, Mr. Krauser may be deemed to be the beneficial owner (as that term is defined under Rule 13d-3) of such shares. Mr. Krauser disclaims such beneficial ownership with respect to such Class B Shares owned by his affiliates. See "--Voting Trust Agreements." Each member of the Voting Trust has sole dispositive power with respect to his or her shares, subject to certain restrictions on transfer described below. See "--Shareholders Agreement."

 (8) Rafael Nin is a Director of the Company and President and Chief Executive Officer of the Company.

 (9) Richard Reiss is a Director of the Company.

(10) C. Leon Timothy is a Director of the Company and Senior Vice President of the Company.

(11) David Cuthbertson is a Vice President of the Company.

Voting Trust Agreements

    On September 28, 1996, Rafael Nin, as trustee, the Company and the shareholders of the Company's outstanding Class A Shares entered into the Nin Voting Trust pursuant to which the shareholders created an irrevocable voting trust. See "Security Ownership."

    The Trustee of the Charles H. Beach Voting Trust is Charles H. Beach and the other members of the trust are members of his immediate family. Charles H. Beach, pursuant to the Charles H. Beach Voting Trust, has the sole power to vote 3,756,054 Class B Shares which collectively represent 17.47% of the total outstanding capital stock of the Company and 8.07% of the total voting rights outstanding. The Trustee of the Michael J. Gerrits Voting Trust is Michael J. Gerrits and the other members of the trust are members of his immediate family and his affiliates. Michael J. Gerrits, pursuant to the Michael J. Gerrits Voting Trust, has the sole power to vote 1,879,691 Class B Shares which collectively represent 8.74% of the total outstanding capital stock of the Company and 4.04% of the total voting rights outstanding. The Trustee of the Charles R. Krauser Voting Trust is Charles R. Krauser, a director of the Company, and the other members of the Trust are affiliates of Mr. Krauser. Mr. Krauser, pursuant to the Charles R. Krauser Voting Trust, has the sole power to vote 1,370,117 Class B Shares which represent 6.37% of the outstanding capital stock of the Company and 2.95% of the total voting rights outstanding. The Class B Shares with respect to which Messrs. Beach, Gerrits and Krauser have sole voting power pursuant to their respective Voting Trusts include shares which are owned by members of their immediate family and/or affiliates. See footnotes 3, 4 and 7 to the table above regarding beneficial ownership of the Class A Shares of the Company.

    The agreements creating the Charles H. Beach Voting Trust, the Michael J. Gerrits Voting Trust and the Charles R. Krauser Voting Trust described in the proceeding paragraph (the "Voting Trust Agreements") govern the exercise of the voting rights associated with the shares of Common Stock of the Company owned by such shareholders. Pursuant to the Voting Trust Agreements, the trustee of each voting trust has the right to vote the shares owned by the members of such voting trust. Transfer of the shares held pursuant to the Voting Trust Agreements is restricted by the provisions of the Shareholders Agreement. See "--Shareholders Agreement." In addition, the other members of the relevant voting trust have a right of first refusal to acquire any shares which are withdrawn from the trust account. The voting trusts terminate without notice by, or action of, the respective trustees in 2005; provided, however, that within two years prior to the termination of the current term or any extension term thereof, the members of the relevant trust who are then shareholders may agree to extend the duration of the Voting Trust Agreement for an additional period, not to exceed ten years. The Voting Trust Agreements may be terminated prior to August 28, 2005 (i) upon termination of the Exclusive Bottling Appointments or the Shareholders Agreement, (ii) if none of the members of the relevant trust are holders of record of shares of Common Stock of the Company held in such trust or (iii) by written agreement of the relevant trustee of the trust.

Shareholders Agreement

    The Essential Shareholders, and the Company's other existing shareholders prior to the Company's public offering on September 20, 1995 (the "Non-Essential Shareholders" and together with the Essential Shareholders, the "Initial Shareholders") have entered into a Shareholders Agreement governing the transfer of the shares of the Company by such shareholders. Subject to the following description, the Shareholders Agreement contains certain provisions restricting the ability of the shareholders to transfer their shares; and specifically, the Essential Shareholders are required under such arrangements to maintain voting control of the Company.

    The Shareholders Agreement provides that a Non-Essential Shareholder may dispose of his shares of Common Stock only after (i) (a) written notice is given to the Company and the other Initial Shareholders of, among other things, the number of shares to be sold, and the name of the proposed purchaser, price and proposed terms of sale and (b) the Company and the other Initial Shareholders have waived their right of first refusal to purchase all or part of such shares at the lower of (A) the price offered to the proposed buyer and (B) the quoted price of the Class B Shares on the New York Stock Exchange, or (ii), with respect to sales to the public, with the approval of Charles H. Beach and Michael J. Gerrits. All proposed sales to the public at a price lower than the then current trading price of the Class B Shares on the New York Stock Exchange will be subject to the right of first refusal set forth in (i) in the preceding sentence.

    In addition to the foregoing, the Initial Shareholders agreed that Charles
H. Beach shall have a preferential right to sell in any future secondary offering of Class B Shares pursuant to a registration statement or Rule 144 under the Securities Act all or part of the Class B Shares that (based on his pro rata ownership) he was entitled to, but did not sell, in the Company's initial public offering on September 25, 1995.

    Notwithstanding the preceding paragraph, the Non-Essential Shareholders may transfer their shares to (i) members of their immediate family, (ii) a voting trust the trustee of which is an Initial Shareholder, (iii) any Initial Shareholder who is a member of such a voting trust, (iv) the legal representative of a deceased or incompetent Initial Shareholder, (v) if an Initial Shareholder is a corporation, to its beneficial owners upon liquidation, or (vi) any other Initial Shareholder, upon the written notice to and consent of PepsiCo; provided that such transfer is not for the purpose of circumventing the provisions of the Shareholders Agreement.

    Subject to the terms of the Nin Voting Trust referred to above, the Essential Shareholders may, pursuant to the terms of the Shareholders Agreement, as amended, dispose of their shares of the Company to the same extent as the Non-Essential Shareholders using the methods described above, provided that they must retain power to vote more than 50% of the votes represented by the Company's Common Stock after such disposition and, in the event they do not own sufficient Class B Shares to sell the desired number of shares, they must convert the amount of any Class A Shares to be sold into Class B Shares prior to sale.

    The Initial Shareholders agreed in principle as of September 28, 1996 to amend the Shareholders Agreement so that, among other things, following September 28, 1998 all of the Class B Shares owned by them could become fully tradeable in the public market, and the Company would undertake and pay for any filings required by the Securities and Exchange Commission under applicable securities laws. The Company and the Initial Shareholders are in the process of documenting this amendment and it will become effective only when it is fully executed by them.

                       PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Election of Directors

    Seven Directors are to be elected at the Annual Meeting of Shareholders to serve one-year terms until the next Annual Meeting of Shareholders and until
their respective successors are elected and shall qualify.   The persons named
in the accompanying proxy intend to vote for the election of the nominees identified below unless authority to vote for one or more of such nominees is specifically withheld in the proxy. The Board of Directors has been informed that all the nominees are willing to serve as Directors, but if any of them should decline to serve or become unavailable for election as a Director at the meeting, an event which the Board of Directors does not anticipate, the persons named in the proxy will vote for such nominee or nominees as may be designated by the Board of Directors, unless the Board of Directors reduces the number of Directors accordingly.

The Board of Directors

    The following table sets forth certain information concerning the Company's current Directors and its nominees for Director:



         Name                Age            Position            Director Since
-------------------------    ---            ---------           ---------------


John W. Beck                 59             Director                 1987
Charles R. Krauser           62             Director                 1987
Rafael Nin                   52             Director                 1987
Anton Schedlbauer            56             Director                 1991
C. Leon Timothy              61             Director                 1992
Richard Reiss Huyke          49             Director                 1996
Sutton Keany                 53             Nominee


     All directors serve until their successors have been elected.

     The following is a brief description of the business background of each of the current Directors of the Company and its nominees for Director.

     John W. Beck has been a Director of the Company since 1987 and is currently the Chairman of the Board of Directors of the Company. Mr. Beck has served as President of Economics Corp., an economic consulting firm, since 1972. He was Chairman and Director of WMFE-TV/FM, a PBS broadcasting station from 1985 to 1994.

     Charles R. Krauser has been a Director of the Company since 1987 and was a Director of Buenos Aires Embotelladora S.A. ("BAESA") from 1993 until December 1995. He has served as President of Atlantic Development & Management, Inc., a real estate development company, since 1979.

     Rafael Nin has been a Director of the Company since May 1987 and has been the President and Chief Executive Officer of the Company since August 1996. He has been a Director of Bestov Foods, SA, a Pizza Hut franchisee in Argentina, since 1992, and has been President and Chief Executive Officer of Kana Development, Inc., a land development company, since 1983.

     Anton Schedlbauer has been a Director of the Company since August 1991. He is President and Director of Operations of Prisma, S.A. de C.V. in San Salvador, El Salvador. Mr. Schedlbauer has served as Chief Executive Officer of ELMAC, S.A., a printing and packaging machinery broker since 1980.

     C. Leon Timothy has been a Senior Vice President of the Company since February 1990 and a Director of the Company since December 1992. He was a Director of BAESA from April 1990 until June 1996 and a Senior Vice President of BAESA responsible for shareholder relations from November 1989 until June 1996.

     Richard Reiss Huyke has been a Director of the Company since February 1996. Currently Mr. Reiss Huyke specializes in the area of financial and management consulting. He was President of Nova Comm., Inc., a start up company manufacturing access control units, from 1993 to 1996. Mr. Reiss Huyke has been a Director of Banco Santander Puerto Rico since 1979. He has been President and Chief Executive Officer of SuperTel Inc. since 1996 which is Managing Partner of PCS 2000, L.P., a partnership that has been awarded cellular PCS telephone licenses covering areas on the north-west coast of the United States and in Puerto Rico.

     Sutton Keany has been a partner of Winthrop, Stimson, Putnam & Roberts, a law firm based in New York City, since 1976.

Recommendation of the Board of Directors

     The Board of Directors Recommends a Vote "FOR" the Election of Each of the Nominees.


Meetings and Committees

     The Board of Directors met or took action by unanimous written consent on ten occasions during the fiscal year ended September 30, 1996. There are three committees of the Board of Directors: The Audit Committee, the Compensation Committee and the Stock Option Committee. During the fiscal year 1996, the Company reorganized these committees in connection with its goal of restoring profitability. The members of the Audit Committee are Richard Reiss Huyke and Charles R. Krauser. The members of the Compensation Committee are John W. Beck, Anton Schedlbauer and Richard Reiss Huyke. The members of the Stock Option Committee are John W. Beck, Anton Schedlbauer and Richard Reiss Huyke. The Audit Committee met on four occasions during the fiscal year ended September 30, 1996. The Audit Committee annually recommends to the Board of Directors independent public accountants to serve as auditors of the Company's books, records and accounts, reviews the scope of the audits performed by such auditors and the audit reports prepared by them and reviews related party transactions. The Compensation Committee did not meet during the fiscal year ended September 30, 1996. The Stock Option Committee assists in the management and administration of the Company's stock option plans and may make recommendations to the Board of Directors as to action to be taken under such plans. The Stock Option Committee does not have any decision making authority. The Stock Option Committee did not meet during the fiscal year ended September 30, 1996.

     During the Company's last fiscal year, each of the incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which he served during the period he served on the Board of Directors and such committees, with the exception of Richard Reiss Huyke, who attended two out of three of the meetings held by the Audit Committee since his selection to that committee and six out of eight of the meetings held by the Board of Directors.

     Directors of the Company do not receive any compensation for serving as Directors, with the exception of Richard Reiss Huyke, who receives $2,000 per month and $1,000 per Board Meeting as compensation for serving as a director. Richard Reiss Huyke receives an additional $1,000 per month for acting as Chairman of the Audit Committee. If elected, Sutton Keany will receive the same compensation for serving as a director as Richard Reiss Huyke except for amounts received by Richard Reiss Huyke for acting as Chairman of the Audit Committee. All directors are reimbursed for the travel expenses incurred in attending meetings of the Company.

Compensation Committee Interlock and Insider Participation

     The members of the Compensation Committee are John W. Beck, Anton Schedlbauer and Richard Reiss Huyke, all of whom are non-employee directors of the Company. Mr. Beck currently serves as Chairman of the Board of Directors of the Company.

Indemnification of Officers and Directors

     As permitted by the Delaware General Corporation Law, the Company's Certificate of Incorporation limits the personal liability of a Director of the Company for monetary damages for breach of fiduciary duty of care as a Director. Liability is not eliminated for (i) any breach of the Director's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or stock purchases or redemptions pursuant to
Section 174 of the Delaware General Corporation Law, or (iv) any transaction from which the Director derived an improper personal benefit.

     The Company will indemnify any officer or director who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation). Indemnification will be provided if the action, suit or proceeding arose by reason of the fact that a director or officer of the Company is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Indemnification will be provided against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification will be allowed with respect to any criminal action or proceeding if the director or officer involved had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Company. With respect to any criminal action or proceeding, termination by one of the above dispositions shall not, of itself, create a presumption that the person involved had reasonable cause to believe that his conduct was unlawful.

     The Company shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company. This includes situations where the director or officer involved was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Under these circumstances, the Company shall indemnify the director or officer against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. No indemnification will be made by the Company for any claim, issue or matter as to which a director or officer shall have been adjudged to be liable to the Company. However, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought may determine that, despite the adjudication of liability but in view of all the circumstances of the case, the director or officer is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     To the extent that any director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter described above, the Company will indemnify him against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Any indemnification will be made by the Company only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth above. This determination will be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

     Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of any undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under its indemnification policies described in Article Tenth of the Certificate of Incorporation. The Company may pay such expenses incurred by its other employees and agents upon such terms and conditions, if any, as the Board of Directors deems appropriate.

     The indemnification and advancement of expenses provided by, or granted pursuant to, Article Tenth of the Certificate of Incorporation shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     The indemnification and advancement of expenses provided by, or granted pursuant to, the Certificate of Incorporation shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer of the Company and shall inure to the benefit of the heirs, executors and administrators of such a person.

Compliance with Reporting Requirements of Section 16 of the Exchange Act

     Under Section 16(a) of the Exchange Act, the Company's Directors, executive officers and any persons holding 10% or more of the Company's Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and to furnish the Company with copies of such report. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. During the fiscal year ended September 30, 1996, the following reports required by Section 16(a) of the Exchange Act were filed late. Mr. Cuthbertson was given one Class B Share on December 15, 1995, in connection with the Company's initial public offering in September 1995 and did not file the requisite Form 4 proscribed by the SEC until October 30, 1996. Mr. Osborne and Mr. Reiss became directors of the Company on February 2, 1996 and did not file Form 3's ("Form 3") proscribed by the Securities and Exchange Commission (the "SEC") until December 24, 1996. As of the date of this proxy statement, all reports required to be filed by the Company's Directors, executive officers and 10% shareholders in the fiscal year ended September 30, 1996 have been filed with the SEC.

                                EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal year ended September 30, 1994, 1995 and 1996, each component of compensation paid or awarded to, or earned by the Chief Executive Officer (the "CEO") of the Company and each of the executive officers whose total annual salary and bonus exceeded $100,000 in the fiscal years ended September 30, 1994, 1995 and 1996, (collectively referred to as the "Named Executive Officers").



                              Summary Compensation Table

                               Annual Compensation
    Name and                   -------------------       Other Annual      All Other
Principal Position             Year  Salary      Bonus   Compensation   Compensation(1)
-----------------              ----  ------      -----   ------------   --------------


Rafael Nin(2)                   1996  $92,304     $0      $0                $0
President and Chief
  Executive Officer
Charles H. Beach(3)             1996  $0          $0         $0                $0
Chief Executive Officer         1995  $0          $0         $0                $0
                                1994  $0          $0         $0                $0
Jose C. Villares(4)(5)(6)(11)   1996  $99,692     $94,667    $682,856(5)   $1,412
Vice President and              1995  $68,390     $50,000    $204,817(6)   $1,748
  General Manager               1994  $68,269     $50,000    $55,310         $577
Daniel Rosado(7)(8)(11)         1996  $35,206                 $1,000(7)        $0
Vice President -- Sales         1995  $111,063    $24,150    $80,729(8)    $1,477
                                1994  $78,462     $40,162    $48,000       $1,012
David Cuthbertson(9)(10)(11)    1996  $103,391    $23,430    $52,646(9)    $1,593
Vice President                  1995  $91,972     $16,585   $106,109(10)   $1,487
                                1994  $85,777     $20,000    $39,500       $1,114




(1)  Amounts in this column represent contributions by the Company to the
     account of the CEO and the    Named Executive Officers under the Company's
     sec. 165(e) Plan (equivalent to a sec. 401(k) Plan).

(2) Mr. Nin assumed the office of President and Chief Executive Officer of the Company on June 11, 1996.

(3) The Company did not pay compensation to Mr. Beach directly; however, the Company paid a management fee to BAESA for management services in the amount of $4.5 million, $0.8 million and $0.9 million for the fiscal years ended September 30, 1994, 1995 and 1996, respectively, which includes amounts paid as compensation for Mr. Beach's management services to the Company. See "Certain Relationships and Related Transactions--Certain Transactions." In August 1996, Mr. Beach resigned as an officer and director of the Company.

(4) Mr. Villares was hired by the Company during May 1994; therefore compensation amounts represent compensation earned by Mr. Villares in the fiscal year 1994 during the period from May to September 1994. Mr. Villares was terminated as an employee of the Company by the Board of Directors on September 28, 1996.

(5) Of this amount, $47,388 represents compensation received by Mr. Villares as a housing allowance, $21,468 represents compensation received by Mr. Villares as a car allowance and $400,000 represents an advance provided to Mr. Villares by the Company. Additionally, of this amount $214,000 represents compensation received by Mr. Villares in the form of dividends on Management Stock paid by Beverage Plastics, a subsidiary of the Company wholly owned by the Company.

(6) Of this amount, $38,760 represents compensation received by Mr. Villares as a housing allowance, $21,468 represents compensation received by Mr. Villares as a car allowance and $9,589 represents compensation received by Mr. Villares as an education allowance. Additionally, of this amount $135,000 represents compensation received by Mr. Villares in the form of dividends on Management Stock paid by Beverage Plastics, a subsidiary of the Company wholly owned by the Company.

(7) This amount represents compensation received by Mr. Rosado as a housing allowance.

(8) Of this amount, $36,000 represents compensation received by Mr. Rosado in the form of dividends on Management Stock paid by Beverage Plastics, a subsidiary of the Company wholly owned by the Company and $28,506 represents compensation received as reimbursement for the payment of taxes.

(9) Of this amount $47,000 represents compensation received by Mr. Cuthbertson in the form of dividends on Management Stock paid by Beverage Plastics, a subsidiary of the Company wholly owned by the Company and $5,646 represents compensation received in the form of I/T Equalization.

(10) Of this amount $47,000 represents compensation received by Mr. Cuthbertson in the form of dividends on Management Stock paid by Beverage Plastics, a subsidiary of the Company wholly owned by the Company and $48,309 represents compensation received as reimbursement for the payment of taxes.

(11) Mr. Villares and Mr. Rosado previously owned and Mr. Cuthbertson currently owns Management Stock in Beverage Plastics. The Management Stock has no voting rights and no actual ownership interest. It is similar to preferred stock entitling holders to a certain amount of dividends based on surplus of exempt income under Puerto Rican Industrial Incentives Laws.

     No stock options for Class B Shares were granted to or exercised by the CEO and the Named Executive Officers in the fiscal year ended September 30, 1994.
In 1995, the Company established a stock option plan for certain employees and directors and granted an incentive stock option to Charles H. Beach. Such incentive stock option was terminated on September 28, 1996. See "--Employee Benefit Plans--Stock Option Plans" and "--Employee Benefit Plans--Beach, Villares and Barrett Stock Options."

Option Grants for the Year Ended September 30, 1996

     During the fiscal year ended September 30, 1996, no stock options were granted to the executive officers listed in the Summary Compensation Table.

Employment Agreement

     On June 11, 1996, the Company entered into an employment agreement with Rafael Nin providing for an annual base salary of $300,000 which is subject to yearly review, as well as a year-end bonus of 50% of the annual salary, predicated on the satisfactory completion of established and agreed upon objectives. The Company has also agreed to give Mr. Nin a management stock dividend from Beverage Plastics of $100,000 annually payable in four quarterly installments of $25,000. Under the employment agreement, Mr. Nin is also entitled to receive other benefits including an automobile with all operating expenses paid, and health and life insurance.

Employee Benefit Plans

     Salaried Employees' Retirement Plan. The formula used to determine retirement benefits under the Company's salaried employees' retirement plan considers the participant's (i) Highest Average Monthly Compensation, (ii) years of service and (iii) normal or early retirement. Highest Average Monthly Compensation is 1 2/3% of the total compensation (including wages, salary, commissions and bonuses but excluding contributions to pension or welfare plans) paid during the employee's five consecutive most highly compensated calendar years, up to a maximum of $150,000.

     In general, the monthly benefit payable at normal retirement age (age 65) is equal to (i) the sum of (a) 3% of the participant's Highest Average Monthly Compensation multiplied by the participant's years of service (and fractions thereof) up to 10 years, plus (b) 1% of such participant's Highest Average Monthly Compensation multiplied by the participant's years of service (and fractions thereof) in excess of 10 years (ii) reduced by 1 2/3% of the participant's Primary Social Security Benefit (as defined in the plan) multiplied by the participant's years of service, up to 30 years. The pension plan's normal form of benefit for a married participant is a qualified joint and survivor annuity and is a single life annuity for an unmarried participant.

     The table below sets forth the estimated annual retirement benefits (contributory and non-contributory) payable on a straight life annuity basis to all eligible salaried employees, including employees who are officers, who meet the credited service requirement for retirement at age 65. Normal retirement benefits are not subject to deduction for Social Security benefits or other offset amounts.


                                      Credit Years of Service
Average Yearly -------------------------------------------------------------
Compensation      15            20           25           30            35
-------------     --            --           --           --            --


 $125,000      $40,400       $45,600      $50,700      $55,800       $62,150
  150,000       49,200        55,600       62,000       68,400        75,900
  175,000       49,200        55,600       62,000       68,400        75,900
  200,000       49,200        55,600       62,000       68,400        75,900
  225,000       49,200        55,600       62,000       68,400        75,900
  250,000       49,200        55,600       62,000       68,400        75,900
  300,000       49,200        55,600       62,000       68,400        75,900
  400,000       49,200        55,600       62,000       68,400        75,900
  450,000       49,200        55,600       62,000       68,400        75,900
  500,000       49,200        55,600       62,000       68,400        75,900


     As of January 1, 1996, Charles H. Beach had accrued an estimated annual benefit of $72,328 for an estimated 14 credited years of service payable upon his retirement date, David Cuthbertson had accrued an estimated annual benefit of $36,175 for an estimated 5 credited years of service, payable upon his retirement date, Reinaldo Rodriguez had accrued an estimated annual benefit of $22,527 for an estimated 11 years of service payable upon his retirement date,
C. Leon Timothy had accrued an estimated annual benefit of $51,573 for an estimated 14 years of service payable upon his retirement date and David Virginia had accrued an estimated annual benefit of $14,367 for an estimated 9 years of service payable upon his retirement date.

     Stock Option Plans. The Company's then existing stock option plans were terminated by the Board of Directors on September 28, 1996. The Company has established two new Stock Option Plans (collectively, the "Stock Option Plans") for the granting of stock options to purchase Class B Shares ("Options") to certain employees and directors of the Company and its affiliates ("Key Employees") who have served in such capacities for at least one year prior to the date Options are granted. One Stock Option Plan (the "Qualified Stock Option Plan") permits the grant of "incentive stock options" ("ISOs") under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). The other Stock Option Plan does not permit the grant of ISOs (the "Non-Qualified Stock Option Plan"). The purposes of the Stock Option Plans are to attract and retain individuals of experience and ability, as well as to motivate such persons to exert their best efforts on behalf of the Company.

     It is expected that key employees and directors of the Company and its subsidiaries and affiliates will be eligible to participate under the Stock Option Plans, as deemed appropriate by the Company's Board of Directors. However, the Stock Option Plans do not permit the granting of Options to employees or directors prior to their being employed by, or serving as director, for one year. The Stock Option Plans will be administered by the Board of Directors. The Board of Directors has appointed a committee (the "Stock Option Committee"), consisting of John W. Beck, Anton Schedlbauer and Richard Reiss Huyke to assist in the management and administration of the Stock Option Plans. The Stock Option Committee may recommend to the Board of Directors any action to be taken under the Stock Option Plans but does not have any decision making authority.

     The total number of Class B Shares reserved and available for issuance under each of the Stock Option Plans in connection with grants of Options is 500,000, subject to adjustment in the case of any change in the outstanding Class B Shares by reason of any stock split, stock dividend, recapitalization or exchange of such shares. No Option shall be transferable by the Option holder otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Option holder's lifetime only by the Option holder.

     The Options granted pursuant to the Company's Qualified Stock Option Plan will have exercise prices equal to the fair market value of the Class B Shares at the date of grant. The "fair market value" of the Class B Shares shall be the mean of the sales price for the Class B Shares on the New York Stock Exchange at the close of business on the date of grant of the relevant Option (or, if the Class B Shares are not publicly traded on such date, a value determined by an independent appraiser selected by the Stock Option Committee). Pursuant to the Non-Qualified Stock Option Plan, under certain circumstances the Company may grant options which will have an exercise price below fair market value. An option holder will be able to exercise Options from time to time as specified in the grantee's individual Option agreement. Options must be exercised during the grantee's employment with the Company, except that (i) upon an Option holder's death, total disability or retirement, all vested Options immediately become exercisable and may be exercised until the expiration of such Options and (ii) upon voluntary resignation or termination of an Option holder's employment without cause, vested Options are exercisable for a period of thirty days following the date of resignation or termination. Upon the occurrence of an event specified in (i) and (ii) above, all unvested Options held by an Option holder will automatically expire and terminate. Subject to the foregoing, the Board of Directors will have the sole discretion to determine the timing, amount, vesting and exercise periods of any Options granted pursuant to the Stock Option Plan and the manner in which such options are exercisable.

     The Board may at any time amend, suspend or discontinue the Plans. Unless earlier discontinued, the Stock Option Plans expire ten (10) years after the date on which they were adopted. However, the Board may not make any amendment that would, if such amendment were not approved by the shareholders, cause grants under the Plan to fail to satisfy the requirements for exemption under
Section 16 of the Exchange Act, unless and until shareholder approval is obtained. No amendment shall, without the consent of the Option holder, materially and adversely affect his or her rights under an Option previously granted, unless required by applicable law.

     The Company has undertaken, upon notice by any Option holder of his intent to exercise any part of an Option, to take all necessary actions to enable such holder to immediately resell to the public any Class B Shares acquired pursuant to such exercise, in compliance with all applicable securities laws. The Company has agreed to pay for all costs and expenses associated with this undertaking, including but not limited to costs and expenses incurred in the preparation of any applicable registration statements.

     On October 15, 1996, Rafael Nin was granted an option to purchase 190,000 Class B Shares pursuant to the Qualified Stock Option Plan, subject to shareholder approval.

     The following discussion applies with respect to Options that are not ISOs. No income will be recognized by an Option holder at the time an Option is granted. Generally, ordinary income will, however, be recognized by an Option holder at the time an Option is exercised in an amount equal to the excess of the fair market value of the underlying Class B Shares on the exercise date over the Option price. The Company will generally be entitled to a deduction for Federal income tax purposes in the same amount as the amount included in ordinary income by the Option holder with respect to his or her Option. Gain or loss on a subsequent sale or other disposition of the Class B Shares acquired upon the exercise of an Option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of an Option will be equal to the sum of the Option price of such Option and the amount included in income with respect to such Option. Notwithstanding the foregoing, in the event that payment of the Option price is permitted by methods other than by cash payment of the exercise price, various special tax rules may apply.

     The following discussion applies with respect to Options that are ISOs. Option holders will be made aware if their Options are ISOs. Neither the grant nor (except as described below) the exercise of an ISO will result in taxable income to an Option holder or a deduction for the Company. To receive ISO treatment as to the Class B Shares acquired upon exercise of an ISO, an Option holder must neither dispose of such shares within two years after the Option is granted nor within one year after the issuance of the shares to the Option holder pursuant to exercise of the Option. In addition, the Option holder must be an employee of the Company or a qualified affiliate at all times between the date of grant and the date three months (one year in the case of death or disability) before the exercise of the Option. ISO treatment generally allows the sale of Class B Shares received upon the exercise of an ISO to result in any gain being treated as a capital gain to the Option holder, but the Company will not be entitled to a tax deduction. However, the exercise of an ISO (if the holding period rules described in this paragraph are satisfied) will give rise to income includable by the Option holder in his or her alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the stock acquired on the date of the exercise of the Option over the Option price. If the holding period rules noted above are not satisfied, gain recognized on the disposition of the Class B Shares acquired upon the exercise of an ISO will be characterized as ordinary income. Such gain will be equal to the difference between the Option price and the fair market value of the shares at the time of exercise. (Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise.) The Company will generally be entitled to a deduction equal to the amount of such gain included by an Option holder as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved.

     The foregoing tax discussion is a general description of certain expected Federal income tax results under current law, and all affected individuals should consult their own advisors if they wish any further details or have special questions.

     Nin Stock Option. On October 15, 1996, subject to shareholder approval, the Company granted to Rafael Nin a stock option (the "Nin Stock Option") to acquire 1,516,667 Class B Shares, at an exercise price of $5.00 per share. The number of Class B Shares that Mr. Nin may acquire pursuant to the Nin Stock Option will be subject to adjustment under certain circumstances. The Nin Stock Option may be exercised in whole or in part and will be unlimited in duration until exercised in full.

     Under the terms of the Nin Stock Option, Mr. Nin may not transfer any Class B Shares acquired pursuant to such option (the "Option Shares") unless (i) a registration statement under the Securities Act with respect to the Option Shares shall have become effective or (ii) Mr. Nin shall have notified the Company of the proposed transfer and shall have furnished the Company with (a) a detailed statement of the circumstances surrounding the proposed disposition and
(b) an opinion of counsel in form and substance satisfactory to the Company and its counsel that no registration of the Option Shares under the Securities Act or qualification of the Option Shares under any other securities laws is required. The Company has undertaken to register under the Securities Act any Option Shares requested to be registered by the holders of such Option Shares and to pay for all costs and expenses associated with this undertaking, including but not limited to, costs and expenses incurred in the preparation of any applicable registration statements.

Beach, Villares and Barrett Stock Options. The Company granted a stock option (the "Beach Stock Option") on September 25, 1995 to Charles H. Beach to acquire 1,516,667 Class B Shares, at an exercise price of $14.00 per share (the initial offering price per Class B Share as provided in the underwriting agreement entered into for the Company's initial public offering on September 25, 1995). The Beach Stock Option was terminated by mutual agreement between Mr. Beach and the Company on September 28, 1996, prior to its being exercised. During the fiscal year ended September 30, 1995, Jose Carlos Villares was granted options to purchase 310,000 Class B Shares of the Company and Ronald Barrett was granted options to purchase 155,000 Class B Shares of the Company. The Company terminated such options in connection with the restructuring of the Company's management. None of the options previously granted had been exercised.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

Overview and Philosophy

     The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") has the responsibility for developing the Company's executive compensation policies. This Committee has been established but did not meet during the fiscal year ended September 30, 1996. The Committee determines the compensation and annual incentives to be paid to the Chief Executive Officer and each of the executives of the Company. In addition, the Compensation Committee develops the long-term incentive plans and the methods for relating them to performance.

     The Compensation Committee consists of three directors, none of whom is an employee of the Company or eligible to participate in the Company's executive compensation programs. The Board of Directors of the Company elected new members to the Compensation Committee on September 28, 1996.

     There are three elements in the Company's executive compensation program, including base salary compensation, short-term incentive compensation (bonuses) and long-term incentive compensation (stock options).

     In designing its compensation program, the Company believes that executive compensation should reflect value created for shareholders and support the Company's strategic goals. Specifically, the objectives of the program are as follows: to attract and retain key executives important to the long-term success of the Company; to provide incentives for performance with respect to the goals established for each executive by management; to provide incentives for performance with respect to the Company's goals; to align the executive's interests with those of the Company's shareholders through participation in stock-based plans; and to reward individuals for outstanding contributions to the Company's success.

     The Compensation Committee reviews, among other things, survey data provided by an independent compensation consulting firm for the industry. In particular, the Compensation Committee considers compensation data with respect to a peer group.

Components of Executive Compensation

Base Salary and Short-Term Incentive Compensation

     The Company's general approach to base salary and short-term incentive compensation is to pay salaries which when combined with bonuses are competitive with the salaries and bonuses paid to executives of other companies in the industry based upon the individual's experience and past and potential contribution to the Company. The base salary for the Company's executive officers for fiscal year 1996 reflects levels deemed by the Company to be appropriate in view of the prior and expected contribution of the executives to the Company's development. The Company believes that a significant part of the overall compensation paid to executives should consist of bonuses paid annually based on the ability of the executive to achieve specified Company and individual goals.

     A publicly held corporation may not, subject to limited exceptions, deduct for federal income tax purposes certain compensation paid to certain executives in excess of $1 million in any taxable year (the "Deduction Limitation"). It is not expected that compensation to executives of the Company will exceed the Deduction Limitation in the foreseeable future, and, therefore, the Company generally has not attempted to qualify any of its existing compensation plans, programs and arrangements for any of the exceptions to the Deduction Limitation.

Stock Option Plans

     The Board of Directors and the Compensation Committee believe that stock ownership is a significant incentive in building shareholder wealth and aligning the interests of employees and shareholders. Stock options will only have value if the Company's stock price increases. Stock options utilize vesting periods to encourage key employees to contribute while they are employed by the Company. The Stock Option Plans authorize the Board of Directors to award key employees stock options at an exercise price, vesting schedules and with terms established by the Board of Directors.

Chief Executive Officer Compensation

     The Chief Executive Officer's compensation for the fiscal year ended September 30, 1996 was $92,304 based upon an annual salary of $300,000. Mr. Nin did not assume the office of Chief Executive Officer of the Company until June 11, 1996.

COMPENSATION COMMITTEE

John W. Beck (Chairman)
Anton Schedlbauer
Richard Reiss Huyke

Price Performance Graph

     Set forth below is a line graph comparing the Company's total shareholder return on Common Stock with the S&P 500 Index ("S&P") and the S&P Beverage Index as of the market close on September 30, 1996. The Company's Class B Common Stock began trading on the NYSE on September 20, 1995.

                                     INSERT GRAPH

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Transactions

     In addition to conducting its own bottling operations, the Company indirectly owns 12,345,347 shares, or approximately 17% of the outstanding capital stock, and through June 30, 1996, exercised significant influence over the management of BAESA, subject to the right of PepsiCo and certain of its affiliates (collectively, "PepsiCola International" or "PCI") to approve certain
management decisions.   In addition, prior to June 30, 1996, the Company and
BAESA had six directors and three officers in common including Charles Beach who was the Chief Executive Officer of both companies. Effective July 1, 1996, voting control of the BAESA shares indirectly owned by the Company was transferred to PCI. Also, as a result of a restructuring of the Company's Board of Directors and management, after August 1996, the Company and BAESA no longer had any common officers or directors and the Company exerts no influence or control over the management of BAESA.

      In the fiscal year 1996, BAESA paid $2,235,000 to a wholly owned subsidiary of the Company for the purchases of preforms (small molded plastic units which are expanded with air to produce plastic bottles). The prices paid for the preforms purchased from the Company were established pursuant to a long-term contract which BAESA entered into in order to ensure an adequate long-term supply of preforms. The amount paid to the Company by BAESA pursuant to this contract includes a settlement fee in connection with the early termination of the ten-year agreement.

     Until PepsiCo assumed operating control of BAESA on July 1, 1996, BAESA provided management consulting, accounting, legal and other administrative services to the Company at an annual fee to BAESA based on the Company's proportionate share of BAESA's expenses incurred in connection with the management services provided to all soft drink companies to which BAESA provides similar services. For the year ended September 30, 1996, the Company paid BAESA a total of $888,000 for management services.

     The Company entered into an agreement with Edward J. Gerrits, Inc. for construction management services in connection with the construction of the Toa Baja plant. The Company paid Edward J. Gerrits, Inc. $150,000 during fiscal year 1996 pursuant to this agreement and no additional amount is due. Michael
J. Gerrits, who is an Essential Shareholder of the Company, was an officer and director of Edward J. Gerrits, Inc.

     The Company entered into agreements with Badillo/Saatchi & Saatchi and Comstat/Rowland, pursuant to which such companies provide advertising and public relations services to the Company. Both companies are controlled by Angel Collado-Schwarz, a shareholder of the Company. The Company paid $2,105,000 pursuant to these agreements in the fiscal year 1996.

     The Company has established a stock option plan for certain employees and directors. In addition, the Company has granted stock options to Rafael Nin. See "Executive Compensation--Employee Benefit Plans--Stock Option Plan" and "Executive Compensation--Employee Benefit Plans--Beach Stock Option."


        PROPOSAL NO. 2 -- PROPOSAL TO APPROVE THE QUALIFIED STOCK OPTION PLAN
                       AND THE NON-QUALIFIED STOCK OPTION PLAN

Description of Stock Option Plans

     The Company has established and is recommending for submission to shareholders for their approval the Stock Option Plans. The Stock Option Plans permit the Company to grant stock options to purchase Class B Shares ("Options") to certain key employees. See "Executive Compensation--Employee Benefit Plans-- Stock Option Plans" for a detailed description of the Stock Option Plans.

     The Board of Directors believes that the Stock Option Plan is instrumental in securing and retaining the services of key employees of the Company by allowing them to participate in the ownership and growth of the Company through the issuance of Options to purchase Class B Shares of the Company.

     A copy of the Qualified Stock Option Plan and a copy of the Non-Qualified Stock Option Plan are attached as annexes to this Proxy Statement.

     The Board of Directors Recommends a vote "FOR" Adoption of Proposal No. 2.


           PROPOSAL NO. 3 -- PROPOSAL TO APPROVE THE NIN STOCK OPTION GRANT

     On October 15, 1996, the Company granted to Rafael Nin a stock option to acquire 1,516,667 Class B Shares, at an exercise price of $5.00 per share.

     The Board of Directors believes that the Nin Stock Option will give Mr. Nin an additional incentive to further the business success of the Company.

     A copy of the Stock Option Agreement is attached as an Annex to this Proxy Statement.

     The Board of Directors Recommends a vote "FOR" Adoption of Proposal No. 3.


                   PROPOSAL NO. 4 -- INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of KPMG Peat Marwick LLP has been selected as the independent public accountants for the Company for the fiscal year ending September 30, 1997. Although the selection of accountants does not require ratification, the Board of Directors has directed that the appointment of KPMG Peat Marwick LLP be submitted to shareholders for ratification due to the significance of their appointment by the Company. If shareholders do not ratify the appointment of KPMG Peat Marwick LLP, the Board of Directors will consider the appointment of other certified public accountants. A representative of that firm, which served as the Company's independent public accountants for the fiscal year ended September 30, 1996, is expected to be present at the Meeting and, if he or she so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions.

     The Board of Directors Recommends a Vote "FOR" Adoption of Proposal No. 4.


                                SOLICITATION STATEMENT

     All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to the use of the mails, solicitations may be made by regular employees of the Company, by telephone, telegraph or personal contact, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares of Common Stock in the names of their nominees for their reasonable expenses in sending solicitation materials to their principals.


                                STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of shareholders of the Company, shareholder proposals for such meeting must be submitted to the Company no later than August 28, 1997.

                                    OTHER MATTERS

     So far as now known, there is no business other than that described above to be presented for action by the shareholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.


                                    ANNUAL REPORT

     All shareholders of record as of January 20, 1997 have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report for the fiscal year ended September 30, 1996. Such report contains certified consolidated financial statements of the Company and its subsidiaries for the fiscal year ended September 30, 1996. The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (without exhibits) to shareholders of record on the Record Date who make written request therefor to Investor Relations, Pepsi-Cola Puerto Rico Bottling Company, P.O. Box 191709, San Juan, Puerto Rico 00919-1709.

By Order of the Company,


/s/ Lawrence Odell

Lawrence Odell, Secretary

Rio Piedras, Puerto Rico
Dated: January 31, 1997

                                       Annex 1

                       PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                             QUALIFIED STOCK OPTION PLAN

                       PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                             QUALIFIED STOCK OPTION PLAN

    THIS STOCK OPTION PLAN is made as of this 30 day of December, 1996, by PEPSI-COLA PUERTO RICO BOTTLING COMPANY, a corporation organized under the laws of the State of Delaware (the "Company"), for the benefit of those persons designated as Participants (as hereinafter defined) under this Plan by the Board of Directors of the Company.

1.  Purpose.

    The purpose of this Stock Option Plan (the "Plan) is to provide a means whereby the Company may, through the grant of stock options ("Options") to Key Employees and directors of the Company or its subsidiaries or affiliates, attract and retain persons of ability and motivate such persons to exert their best efforts on behalf of the Company and its subsidiaries or affiliates. The term "Key Employee" shall mean and include those employees and directors of the Company or any subsidiary or affiliate thereof who are considered especially important to the future of the Company. For purposes of this Plan, the Key Employees who receive Options hereunder are hereafter referred to as "Participants."

2.  Administration of the Plan.

    This Plan shall be administered by the Board of Directors of the Company. Accordingly, the Board shall have complete authority to interpret all provisions of this Plan consistent with law, to prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan and to make such other determinations and take such other action as it deems necessary or advisable to carry out the Plan. Any interpretation, determination or other action made or taken by the Board shall be final, binding and conclusive. The Board, however, is authorized to create a committee (the "Stock Option Committee" or "Committee"), which shall consist of at least three (3) directors selected by the Board, to assist the Board in the management and administration of the Plan. The Board may also select one or more directors as alternate members of the Stock Option Committee who may take the place of any absent member or members at any meeting of the Stock Option Committee. The Stock Option Committee shall not have any decision making authority hereunder except that it may recommend to the Board any action to be taken hereunder. In this respect, the Board of Directors of the Company has selected and hereby appoints John W. Beck, Richard Reiss and Anton Schedlbauer to serve as the initial members of the Stock Option Committee who shall serve as such and in such capacity for such period of time until the Board shall select and appoint any successor members of the Stock Option Committee.

3.  Grant Of Options.

    (a) Subject to and in accordance with the provisions of this Plan, the Board of Directors of the Company shall (i) determine and designate the Participants to whom Options are to be granted, (ii) determine the number of shares of the Company's Class B Common Stock ("Class B Common Stock") subject to the Options, (iii) determine the price and the manner in which Options shall be exercisable and the duration of the vesting and exercise periods for such Option; and (iv) determine the timing when Options will be granted and any conditions that must be satisfied before an award is made. In no event shall any Option granted under the Plan be an "incentive stock option," as defined in Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), unless it is designated by the Board (upon recommendation of the Committee, if applicable) as such at or before the time the Option is granted. The aggregate fair market value (as determined under Section 5 to the extent not inconsistent with Section 422 of the Code), determined as of the date an Option is granted, of the Class B Common Stock for which any Participant may be awarded incentive stock options which are first exercisable by the participant during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

    (b) Options granted under this Plan shall be evidenced by a written agreement to be signed by the Participant and by all members of the Committee, or any one of them designated for such proposes, which agreement shall set forth the terms and conditions of such Options, including the number of Options granted, the purchase price for the Class B Common Stock covered by such options and the vesting and exercise
schedules.   Each Participant shall acknowledge in such agreement receipt of a copy of this Plan and shall agree to be bound by all the terms and provisions hereof.

    (c) Any provision to the contrary herein contained notwithstanding, no Options may be granted to any Participant unless and until such Participant shall have been employed by, or served as a director of, the Company or any of its subsidiaries or affiliates for at least one (1) year prior to the date such Options are granted.

    (d)  Options granted hereunder shall have a term of no longer than ten
(10) years from the date of their grant and shall vest and become exercisable in accordance with the terms of their grant. Options may be exercisable in installments during the option period; however, options must be exercised for full shares of Class B Common Stock. In the case of "incentive stock options" granted to an individual described in Section 422(b) of the Code (relating to certain 10% owners), such Options shall have a term of no longer than five (5) years from the date of their grant. In the case of "incentive stock options" granted to an individual described in Section 422(b)(6) of the Code (the "Code") (relating to certain 10% owners), such Options shall have a term of no longer than five (5) years from the date of their grant.

    (e) For purposes of determining the eligibility of a Participant to exercise Options granted hereunder, the Board may request such certificates, documents or other information from officers of the Company or otherwise properly evidencing such Participant's eligibility.

    (f) The total number of shares of Class B Common Stock with respect to which Options may be granted under the Plan is 500,000 subject to adjustment as set forth in Section 7. Any shares of Class B Common Stock with respect to which an Option expires or otherwise is forfeited pursuant to the terms of the Plan or any Option award agreement shall thereupon again become available for new grants of Options.

4.  Restrictions on Exercise based on Termination of Employment.

    (a) No Option held by a Participant may be exercised after the termination of the Participant's employment with the Company or an affiliate or subsidiary thereof, except that (i) if such termination occurs by reason of the Participant's death, total disability or retirement, then all Options vested in the Participant as of the date of such event shall immediately become exercisable and may be exercised until the expiration of such vested Options, and all unvested Options held by the Participant as of such date shall automatically expire and terminate; and (ii) if such termination occurs by reason of the Participant's being terminated without cause or voluntary resignation, then all Options vested in the Participant as of the date of such termination or resignation shall immediately become exercisable and may be exercised for a period of thirty (30) days after the date of such termination or resignation, and all unvested Options hold by the Participant as of such date shall automatically expire and terminate.

    (b) In the event a Participant's employment is terminated "with cause" (as defined below), then the Participant shall forfeit all rights to any unexercised Options granted hereunder, whether or not vested, and all of his or her outstanding Options shall automatically terminate and lapse. The term "with cause" means termination as a result of a Participant's dishonesty, misuse of drugs or alcohol, collusion with competitors, misconduct or gross negligence.

5.  Purchase Price.

    Except as specifically set forth in this Plan (or in an attachment hereto), the price per share of Class B Common Stock at which Options granted under this Plan may be exercised by the Participants shall be no less than (or, in the case incentive stock options granted to an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), shall be no less than 110% of) the Fair Market Value (as defined below) of a share of Class B Common Stock of the Company on the date such Option is granted (herein the "Purchase Price"). If, at the time an Option is granted, the Class B Common Stock is publicly traded on the New York Stock Exchange, the "Fair Market Value" of a share of Class B Common Stock of the Company shall be equal to the sales price for a share of the Class B Common Stock as quoted in the New York Stock Exchange
at close of business on such date.    If, at the time an Option is granted,
the Class B Common Stock is not publicly traded, the Fair Market Value shall be determined by an independent third party expert selected by the Committee.

6.  Payment of Purchase Price Upon Exercise.

    (a) Each Option shall provide that the Purchase Price for the shares of Class B Common Stock as to which an Option is exercised shall be paid in full in cash or in such other consideration as the Board of Directors may deem appropriate on the date of such exercise. Upon receipt of payment, the Company shall deliver to the Participant exercising such Option a certificate for such shares of Class B Common Stock. It shall be a condition to the performance of the Company's obligation to issue shares of class B Common Stock upon exercise of an Option that the Participant exercising such Option pay any applicable foreign, United States federal (including FICA), state or local withholding taxes which the Company is obligated to collect with respect to the transfer of Class B Common Stock upon such exercise.

    (b) A Participant shall have none of the rights of a shareholder of the Company until shares of Class B Common Stock are transferred to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Option was exercised.

    (c) The Participants to whom Options have been awarded and who have exercised any rights granted thereunder pursuant to this

Plan shall acknowledge at the time of purchase that they are not acquiring the shares of Class B Common Stock with a view to distribute them in violation of any applicable federal or state securities laws or the regulations promulgated thereunder. The shares of Class B Common Stock subject to the Options awarded hereunder, if and when subscribed, will constitute "restricted securities", as such term is defined in Rule 144 of the Securities Act of 1933, as amended (the "Act"), and accordingly, said shares must be held indefinitely, until subsequently registered under the Act, an exemption from such registration is available or they are resold in conformance with Rule 144. Said shares of Class B Common Stock may be resold pursuant to Rule 144 under the Act only after being held for two (2) years following the exercise of Options by a Participant and the payment of the full subscription price, and thereafter only in conformance with the volume requirements of Rule 144. Therefore, upon exercise all Participants shall acknowledge that no shares of Class B Common Stock shall be transferred under the Plan until all legal requirements applicable to the transfer of such shares have been complied with to the satisfaction of the Board of Directors
of the Company.   In this respect, the Board shall have the right to
condition any transfer of shares to any Participant upon such Participant's written undertaking to comply with such restrictions on his subsequent disposition of such shares as the Board shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof. Certificates representing shares of Class B Common Stock may be legended to reflect any of the foregoing restrictions. Transferees of Option Shares that constitute "restricted securities" under Rule 144 promulgated by the SEC under the Act or any successor regulation shall have the same rights as the Participants under this Section 6 with respect to such shares of Class B Common Stock.

    In the event of any sale of shares of Class B Common Stock by any Participant pursuant to the terms of Rule 144 of the Act, upon exercises, the Company will cooperate in supplying such information as may be necessary to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission (the "SEC") as a condition to the availability of an exemption from the Act for the sale of restricted securities.

7.  Registration Rights.

    (a) Whenever the Company proposes to file under the Act a registration statement relating to the issuance or sale of any of its shares of capital stock (other than a registration statement (i) required to be filed in respect of employee benefit plans of the Company on Form S-8 or any successor form from time to time in effect or (ii) on Form S-4 or any successor form, with respect to any dividend reinvestment plan of the Company, the Company shall at least 30 days prior to such filing give effective written notice of such proposed filing to the Optionee. Upon receipt by the Company not more than 15 days after such effective notice of a written request from a Participant whose Options have vested for registration of shares of Class B Common Stock subject to such Options

(herein the "Option Shares"), the Company shall (1) include in such registration statement or in a separate registration statement concurrently filed, and use its best efforts to cause such registration statement to become effective with respect to, the Option Shares as to which such Participant requests registration, and (2) if such proposed registration is in connection with an underwritten offering, upon request of said Participant cause the managing underwriter therefor to include in such offering the Option Shares as to which the Participant requests such inclusion, on terms and conditions comparable to those of the other shares to be offered, provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 7 without any obligation to the Participant.

    (b) Whenever a Participant whose Options have vested or has vested Options requests in writing to the Company that it registers under the Act any Option Shares, the Company within five days after such request is effective shall promptly file a registration statement on Form S-8, together with such other documents or writings required thereunder, in order to register the Option Shares requested by such Participant to be registered.

    (c) All fees, disbursements and expenses incurred by the Company in connection with any registration pursuant to this Section 7 shall be borne by the Company, including, without limitation, all registration and filing fees, all costs of preparation and printing of any registration statement and related prospectus and any amendments or supplements thereto, all fees and disbursements of counsel for the Company, the expenses of complying with applicable securities or blue sky laws, and all costs in connection with the preparation and delivery of any other documents related thereto.

8.  Adjustment in Event of Change in Class B Common Stock.

    In the event of any change in shares of the Class B Common Stock by reason of any stock dividend, recapitalization, exchange of shares or split up of the issued and outstanding shares of Class B Common Stock, the number of such shares of Class B Common Stock subject to the Options granted and outstanding hereunder at such time, and the Purchase Price per share, shall be appropriately adjusted to prevent dilution and to maintain the proportion and cost of the Class B Common Stock subject to such Options. In the event of a reorganization, merger or consolidation wherein the Company is not the surviving entity, the Board shall allow the Participants to exercise the rights with respect to the Options that are granted and outstanding prior to the consummation of any such merger, reorganization or consolidation or shall take any other action it may deem appropriate in order to prevent any loss of value held by the Participants with respect to any Options granted hereunder.

9.  Amendment and Discontinuance.

    The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan; provided, however, that the Board may not make any amendment that would, if such amendment were not approved by the shareholders, cause grants under the Plan to fail to satisfy the requirements for exemption under Section 16 of the United States Securities Exchange Act of 1934, as amended, unless and until shareholder approval is obtained. No amendment of this Plan shall materially and adversely affect any right of any Participant with respect to any Options theretofore granted or awarded without such Participant's consent.

10. Expiration Date.

    This Plan shall expire and no further Options may be issued under the Plan on the earlier of (i) ten (10) years after the date hereof or (ii) the date the Board of Directors of the Company decide to terminate the Plan.

11. Non Transferability of Options.

    The Options granted under this Plan shall not be assignable or transferable by a Participant other than by will or the laws of descent and distribution, and the Options may be exercised during the lifetime of a Participant only by the Participant or, in the event the Participant is incapable of acting by reason of total disability, by his or her legal representative.

12. No Rights to Awards or Continued Employment.

    Nothing contained in this Plan or in any Option granted hereunder shall confer upon any Participant any rights to continue in the employ of the Company, or any of its subsidiaries or affiliates, or alter the right of the Company or any of its subsidiaries or affiliates to terminate his or her employment at any time. Except as specifically set forth herein, no person shall have any claim or right to be granted Options under this Plan.

    IN WITNESS WHEREOF, an authorized representative of the Company hereby signs and executes this Plan as of the day and year first above written.

                                  PEPSI-COLA PUERTO RICO
                                    BOTTLING COMPANY



                                  By: /s/ John W. Beck, Chairman
                                      ----------------------------

                                       Annex 2

                       PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                           NON-QUALIFIED STOCK OPTION PLAN

                       PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                           NON-QUALIFIED STOCK OPTION PLAN


         THIS STOCK OPTION PLAN is made as of this 30 day of December, 1996, by PEPSI-COLA PUERTO RICO BOTTLING COMPANY, a corporation organized under the laws of the State of Delaware (the "Company"), for the benefit of those persons designated as Participants (as hereinafter defined) under this Plan by the Board of Directors of the Company.

1.  Purpose.

    The purpose of this Stock Option Plan (the "Plan") is to provide a means whereby the Company may, through the grant of stock options ("Options") to Key Employees and directors of the Company or its subsidiaries or affiliates, attract and retain persons of ability and motivate such persons to exert their best efforts on behalf of the Company and its subsidiaries or affiliates. The term "Key Employee" shall mean and include those employees and directors of the Company or any subsidiary or affiliate thereof who are considered especially important to the future of the Company. For purposes of this Plan, the Key Employees who receive Options hereunder are hereafter referred to as "Participants."

2.  Administration of the Plan.

    This Plan shall be administered by the Board of Directors of the Company. Accordingly, the Board shall have complete authority to interpret all provisions of this Plan consistent with law, to prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan and to make such other determinations and take such other action as it deems necessary or advisable to carry out the Plan. Any interpretation, determination or other action made or taken by the Board shall be final, binding and conclusive. The Board, however, is authorized to create a committee (the "Stock Option Committee" or "Committee"), which shall consist of at least three (3) directors selected by the Board, to assist the Board in the management and administration of the Plan. The Board may also select one or more directors as alternate members of the Stock Option Committee who may take the place of any absent member or members at any meeting of the Stock Option Committee. The Stock Option Committee shall not have any decision making authority hereunder except that it may recommend to the Board any action to be taken hereunder. In this respect, the Board of Directors of the Company has selected and hereby appoints John W. Beck, Richard Reiss and Anton Schedlbauer to serve as the initial members of the Stock Option Committee who shall serve as such and in such capacity for such period of time until the Board shall select and appoint any successor members of the Stock Option Committee.

3.  Grant of Options.

    (a) Subject to and in accordance with the provisions of this Plan, the Board of Directors of the Company shall (i) determine and designate the Participants to whom Options are to be granted, (ii) determine the number of shares of the Company's Class B Common Stock ("Class B Common Stock") subject to the Options, (iii) determine the price and the manner in which Options shall be exercisable and the duration of the vesting and exercise periods for such Option, which for purposes hereof may include immediate vesting of Options; and (iv) determine the timing when Options will be granted and any conditions that must be satisfied before an award is made. In no event shall any Option granted under the Plan be an "incentive stock option," as defined in Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), unless it is designated by the Board (upon recommendation of the Committee, if applicable) as such at or before the time the Option is
granted.   The aggregate fair market value

(as determined under Section 5 to the extent not inconsistent with Section 422 of the Code), determined as of the date an Option is granted, of the Class B Common Stock for which any Participant may be awarded incentive stock options which are first exercisable by the participant during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

    (b) Options granted under this Plan shall be evidenced by a written agreement to be signed by the Participant and by all members of the Committee, or any one of them designated for such proposes, which agreement shall set forth the terms and conditions of such Options, including the number of Options granted, the purchase price for the Class B Common Stock covered by such Options and the vesting and exercise schedules. Each Participant shall acknowledge in such agreement receipt of a copy of this Plan and shall agree to be bound by all the terms and provisions hereof.

    (c) Any provision to the contrary herein contained notwithstanding, no Options may be granted to any Participant unless and until such Participant shall have been employed by, or served as a director of, the Company or any of its subsidiaries or affiliates for at least one (1) year prior to the date such Options are granted.

    (d)  Options granted hereunder shall have a term of no longer than ten
(10) years from the date of their grant and shall vest and become exercisable in accordance with the terms of their grant. Options may be exercisable in installments during the option period; however, options must be exercised for full shares of Class B Common Stock. In the case of "incentive stock options" granted to an individual described in Section 422(b) of the Code (relating to certain 10% owners), such Options shall have a term of no longer than five (5) years from the date of their grant.

    (e) For purposes of determining the eligibility of a Participant to exercise Options granted hereunder, the Board may request such certificates, documents or other information from officers of the Company or otherwise property evidencing such Participant's eligibility.

    (f) The total number of shares of Class B Common Stock with respect to which options may be granted under the Plan is 500,000 subject to adjustment as set forth in Section 7. Any shares of Class B Common Stock with respect to which an Option expires or otherwise is forfeited pursuant to the terms of the Plan or any Option award agreement shall thereupon again become available for new grants of Options.

4.  Restrictions on Exercise based on Termination of Employment.

    (a) No Option held by a Participant may be exercised after the termination of the Participant's employment with the Company or an affiliate or subsidiary thereof, except that (i) if such termination occurs by reason of the Participant's death, total disability or retirement, then all Options vested in the Participant as of the date of such event shall immediately become exercisable and may be exercised until the expiration of such vested Options, and all unvested Options held by the Participant as of such date shall automatically expire and terminate; and (ii) if such termination occurs by reason of the Participant's being terminated without cause or voluntary resignation, then all Options vested in the Participant as of the date of such termination or resignation shall immediately become exercisable and may be exercised for a period of thirty (30) days after the date of such termination or resignation, and all unvested Options held by the Participant as of such date shall automatically expire and terminate.

    (b) In the event a Participant's employment is terminated "with cause" (as defined below), then the Participant shall forfeit all rights to any unexercised Options granted hereunder, whether or not vested, and all of his or her outstanding Options shall automatically terminate and lapse. The term "with cause" means termination as a result of a Participant's dishonesty, misuse of drugs or alcohol, collusion with competitors, misconduct or gross negligence.

5.  Purchase Price.

    Except as specifically set forth in this Plan (or in an attachment hereto), the price per share of Class B Common Stock at which Options granted under this Plan may be exercised by the Participants shall be such price determined by the Board of Directors, which, without otherwise limiting the right to determine such price, may be the Fair Market Value (as defined below) of a share of Class B Common Stock of the Company on the date such Option is granted, or less, including $0 (herein the "Purchase Price"). For purposes hereof, the "Fair Market Value" of a share of Class B Common Stock of the Company shall be equal to (i) the sales price for a share of the Class B Common Stock as quoted in the New York Stock Exchange at close of business on such date, if, at the time an Option is granted, the Class B Common Stock is publicly traded on the New York Stock Exchange, or (ii) if, at the time an Option is granted the Class B Common Stock is not publicly traded, such value as determined by an independent third party expert selected by the Committee.

6.  Payment of Purchase Price Upon Exercise.

    (a) Each Option shall provide that the Purchase Price for the shares of Class B Common Stock as to which an Option is exercised shall be paid in full in cash or in such other consideration as the Board of Directors may deem appropriate on the date of such exercise. Upon receipt of payment, the Company shall deliver to the Participant exercising such Option a certificate for such shares of Class B Common Stock. It shall be a condition to the performance of the Company's obligation to issue shares of Class B Common Stock upon exercise of an Option that the Participant exercising such Option pay any applicable foreign,

United States federal (including FICA), state or, local withholding taxes which the Company is obligated to collect with respect to the transfer of Class B Common Stock upon such exercise.

    (b) A Participant shall have none of the rights of a shareholder of the company until shares of Class B Common Stock are transferred to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Option was exercised.

    (c) The Participants to whom Options have been awarded and who have exercised any rights granted thereunder pursuant to this Plan shall acknowledge at the time of purchase that they are not acquiring the shares of Class B Common Stock with a view to distribute them in violation of any applicable federal or state securities laws or the regulations promulgated thereunder. The shares of Class B Common Stock subject to the Options awarded hereunder, if and when subscribed, will constitute "restricted securities," as such term is defined in Rule 144 of the Securities Act of 1933, as amended (the "Act"), and accordingly, said shares must be held indefinitely, until subsequently registered under the Act, an exemption from such regulation is available or they are resold pursuant to Rule 144 under the Act only after being held for two (2) years following the exercise of Options by a Participant and the payment of the full subscription price, and thereafter only in conformance with the volume requirements of Rule 144. Therefore, upon exercise all Participants shall acknowledge that no shares of Class B Common Stock shall be transferred under the Plan until all legal requirements applicable to the transfer of such shares have been complied with to the satisfaction of the Board of Directors of the Company. In this respect, the Board shall have the right to condition any transfer of shares to any Participant upon such Participant's written undertaking to comply with such restrictions on his subsequent disposition of such shares as the Board shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof. Certificates representing shares of Class B Common Stock may be legended to reflect any of the foregoing restrictions. Transferees of Option Shares that constitute "restricted securities" under Rule 144 promulgated by the SEC under the Act or any successor regulation shall have the same rights as the Participants under this Section 6 with respect to such shares of Class B Common Stock.

    In the event of any sale of shares of Class B Common Stock by any Participant pursuant to the terms of Rule 144 of the Act, upon exercise, the Company will cooperate in supplying such information as may be necessary to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission (the "SEC") as a condition to the availability of an exemption from the Act for the sale of restricted securities.

7.  Registration Rights.

    (a) Whenever the Company proposes to file under the Act a registration statement relating to the issuance or sale of any of its shares of capital stock (other than a registration statement (i) required to be filed in respect of employee benefit plans of the Company on Form S-8 or any successor form from time to time in effect, or (ii) on Form 8-4 or any successor form, with respect to any dividend reinvestment plan of the Company, the Company shall at least 30 days prior to such filing give effective written notice of such proposed filing to the Optionee. Upon receipt by the Company not more than 15 days after such effective notice of a written request from a Participant whose Options have vested for registration of shares of Class B Common Stock subject to such Options (herein the "Option Shares"), the Company shall (1) include in such registration statement or in a separate registration statement concurrently filed, and use its best efforts to cause such registration statement to become effective with respect to, the Option Shares as to which such Participant requests registration, and (2) if such proposed registration is in connection with an underwritten offering, upon request of said Participant cause the managing underwriter therefor to include in such offering the Option Shares as to which the Participant requests such inclusion, on terms and conditions comparable to those of the other shares to be offered, provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 7 without any obligation to the Participant.

    (b) Whenever a Participant whose Options have vested or has vested Options requests in writing to the Company that it registers under the Act any Option Shares, the Company within five days after such request is effective shall promptly file a registration statement on Form S-8, together with such other documents or writings required thereunder, in order to register the Option Shares requested by such Participant to be registered.

    (c) All fees, disbursements and expenses incurred by the Company in connection with any registration pursuant to this Section 7 shall be borne by the Company, including, without limitation, all registration and filing fees, all costs of preparation and printing of any registration statement and related prospectus and any amendments or supplements thereto, all fees and disbursements of counsel for the Company, the expenses of complying with applicable securities or blue sky laws, and all costs in connection with the preparation and delivery of any other documents related thereto.

8.  Adjustment in Event of Change in Class B Common Stock.

    In the event of any change in shares of the Class B Common Stock by reason of any stock dividend, recapitalization, exchange of shares or split up of the issued and outstanding shares of Class B Common Stock, the number of such shares of Class B Common Stock subject to the Options granted and outstanding hereunder at such time, and the Purchase Price per share, shall be appropriately adjusted to prevent dilution and to maintain the proportion and cost of the Class B Common Stock subject to such Options. In the event of a reorganization, merger or consolidation wherein the Company is not the surviving entity, the Board shall allow the Participants to exercise the rights with respect to the Options that are granted and outstanding prior to the consummation of any such merger, reorganization or consolidation or shall take any other action it may deem appropriate in order to prevent any loss of value held by the Participants with respect to any Options granted hereunder.

9.  Amendments and Discontinuance.

    The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan; provided, however, that the Board may not make any amendment that would, if such amendment were not approved by the shareholders, cause grants under the Plan to fail to satisfy the requirements for exemption under Section 16 of the United States Securities Exchange Act of 1934, as amended, unless and until shareholder approval is obtained. No amendment of this Plan shall materially and adversely affect any right of any Participant with respect to any Options theretofore granted or awarded without such Participant's consent.

10. Expiration Date.

    This Plan shall expire and no further Options may be issued under the Plan on the earlier of (i) ten (10) years after the date hereof or (ii) the date the Board of Directors of the Company decide to terminate the Plan.

11. Non Transferability of Options.

    The Options granted under this Plan shall not be assignable or transferable by a Participant other than by will or the laws of descent and distribution, and the Options may be exercised during the lifetime of a Participant only by the Participant or, in the event the Participant is incapable of acting by reason of total disability, by his or her legal representative.

12. No Rights to Awards or Continued Employment.

    Nothing contained in this Plan or in any Option granted hereunder shall confer upon any Participant any rights to continue in the employ of the Company, or any of its subsidiaries or affiliates, or alter the right of the Company or any of its subsidiaries or affiliates to terminate his or her employment at any time. Except as specifically set forth herein, no person shall have any claim or right to be granted Options under this Plan.

    IN WITNESS WHEREOF, an authorized representative of the Company hereby signs and executes this Plan as of the day and year first above written.

                        PEPSI-COLA PUERTO RICO BOTTLING COMPANY


                                  By: /s/ John W. Beck, Chairman
                                      ----------------------------

                                       ANNEX 3

                                STOCK OPTION AGREEMENT

                                STOCK OPTION AGREEMENT


     This Agreement, dated as of October 15, 1996, is made by and between PEPSI-COLA PUERTO RICO BOTTLING COMPANY, a corporation organized and existing under the laws of the State of Delaware (hereinafter the "Company"), and RAFAEL NIN, of legal age, married, President of the Company and a resident of San Juan, Puerto Rico (hereinafter the "Optionee").

                                 W I T N E S S E T H

     WHEREAS, Optionee, in his capacity as President of the Company, provides executive, management and other professional services to the Company; and

     WHEREAS, the Company desires to afford Optionee the opportunity to subscribe shares of Class B common stock of the Company; and

     WHEREAS, the Board of Directors of the Company (the "Board of Directors") in a duly convened meeting, has determined that it would be in the best interest of the Company and its shareholders to grant the option provided for herein to Optionee to give optionee an additional incentive to further the business success of the Company.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE I
                                     DEFINITIONS

     SECTION 1.01. CERTAIN DEFINITIONS. Whenever the following terms are used in this Agreement, they shall have the respective meanings specified below unless the context clearly indicates the contrary.

     (a) "Class B Shares" shall mean the shares of Class B common stock of the Company, at anytime issued and outstanding, having a par value of $0.01 and having one (1) vote per share.

     (b) "Option" shall mean the option to subscribe Option Shares (as hereinafter defined) granted under this Agreement.

     (c) "Person" shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

     (d) "Successor Entity" shall mean any corporation or other Person or entity which acquires or succeeds to the business of the

Company, whether by way of merger, consolidation, sale of assets, another business combination, or otherwise.

                                      ARTICLE II
                                   GRANT OF OPTION

     SECTION 2.01. GRANT OF OPTION. For purposes of giving Optionee additional incentive in furthering the business success of the Company, the Company hereby irrevocably grants to Optionee the option to subscribe up to such amount of Class B Shares of the Company equal to One Million Five Hundred Sixteen Thousand Six Hundred Sixty Seven (1,516,667) Class B Shares (the "Option Shares") in whole or in part, on such terms and conditions as set forth in this Agreement.

     SECTION 2.02. PURCHASE PRICE. The purchase price of each Option Share payable by Optionee upon exercise of the Option shall be Five Dollars ($5.00) per Class B Share (the "Purchase Price").

     SECTION 2.03. ADJUSTMENTS IN OPTION. (a) In the event that the aggregate number of Class B Shares of the Company is changed into or exchanged for a different number, class or kind of shares of the Company or other securities of the Company or of a Successor Entity by reason of merger, consolidation, corporate reorganization, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Board of Directors or the board of directors or governing body of any Successor Entity, shall make, an appropriate and equitable adjustment in the number and kind of Option Shares as to which the Option is then yet unexercised to the effect that, after such event, the Option Shares as to which the Option is then unexercised shall represent the same ownership interest in the Company (or that part of a Successor Entity which consists of the Company) represented immediately after such event as such Option Shares represented immediately before such event. In no event shall the Option Shares include any fractional share or part thereof. Any fractions resulting from any such adjustment shall be rounded to the nearest whole Class B Share. Any such adjustment made in accordance with the terms of this Section 2.03 by the Board of Directors shall be conclusive and shall bind Optionee, the Company, any Successor Entity or any other interested Persons.

     (b) In the event of any distribution to the shareholders of the Company of any shares of Buenos Aires Embotelladora, S.A. ("BAESA") beneficially owned by the Company, through its interest in Argentine Bottling Associates, a Delaware general partnership, the Company shall deem the Option Shares as issued for purposes of any such distribution, the Company shall retain the shares of BAESA that would be distributed on account of such Option Shares deemed issued, and thereupon Optionee shall have the right Option shall automatically include the right to acquire, without any adjustment to the Purchase Price, the shares of BAESA which correspond to the Option Shares based on such distribution. The Option Shares that may deemed issued hereunder and applicable to such BAESA shares and subject to the obligations of the Company as set forth above, shall include any other class or kind of shares or other securities of BAESA or a Successor Entity received by the Company in exchange for the BAESA Shares by reason of merger, consolidation, corporate reorganization, recapitalization, reclassification, stock split, stock dividend, combination of shares or otherwise involving BAESA.

                                     ARTICLE III
                                  EXERCISE OF OPTION

     SECTION 3.01. EXERCISE OF OPTION. The Option shall be unlimited in duration and may be exercised in whole or in part until exercised in full in accordance with the terms hereof.

     SECTION 3.02. PERSONS ELIGIBLE TO EXERCISE. The Option granted hereunder may only be exercised by Optionee, its successors or permitted assigns, including without limiting the generality of the foregoing, the estate of Optionee.

     SECTION 3.03. PARTIAL EXERCISE. Subject to the restrictions of Section 3.01, the Option may be exercised in whole or in part at any time.

     SECTION 3.04. METHOD OF EXERCISE. Subject to the restrictions of Section 3.01, the Option may be exercised in whole or in part, to the extent not theretofore exercised, and by the delivery to the office of the Board of Directors of all of the following:

     (a) Notice in writing signed by Optionee or the other Person then entitled to exercise the Option or such portion, stating that the Option or such portion is hereby exercised;

     (b) Full payment (in cash, wire transfer or by check) for the Option Shares with respect to which the Option or such portion is exercised, at the price calculated in accordance with Section 2.02 hereof; and

     (c) In the event the Option shall be exercised in whole or in part pursuant to Section 3.02 hereof by any Person or Persons other than Optionee, appropriate proof of the right of such Person or Persons to exercise the Option.

     SECTION 3.05. ISSUANCE OF OPTION SHARES. The Option Shares, or any part thereof, shall be Class B Shares which have been authorized but not previously issued or subscribed. The Option Shares, when issued and delivered pursuant to any exercise of the Option, shall be fully paid and nonassessable, subject to all the terms and conditions of this Agreement.

     SECTION 3.06. RIGHTS OF OPTIONEE. Optionee, as such, shall not be, and not have any of the rights or privileges of a shareholder of the Company in respect of any Option Shares unless and until such Option Shares shall have been subscribed by

Optionee, and delivered by the Company to Optionee in accordance with this Agreement.

                                      ARTICLE IV
                 OPTIONEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS

     Optionee represents, warrants, and agrees with the Company as follows:

     SECTION 4.01. REVIEW OF DOCUMENTS. Optionee has been granted access to and has reviewed carefully copies of all annual and other periodic or occasional financial reports of the Company prior to the date of this Agreement and will review carefully all such reports and statements hereafter as such shall be issued by the Company from time to time until the Option shall have been exercised in full or shall have expired. Optionee is entering into this Agreement and the transactions contemplated hereby solely in reliance on Optionee's own investigation and review.

     SECTION 4.02. ACQUISITION OF OPTION SHARES FOR OWN ACCOUNT. Optionee will acquire the Option Shares, if at all, pursuant to this Agreement with Optionee's own funds, and not with the funds of any other Person. The Option Shares will be acquired, if at all, for Optionee's own account, not as a nominee or agent and not for the account of any other Person. No other Person will have any interest, beneficial or otherwise, in any of the Option Shares, unless upon the assignment of any Options by Optionee to his successors, heirs or legatees as herein set forth. Optionee is not obligated to transfer any of the Option Shares or any interest therein to any other Person nor has Optionee entered into any agreement or understanding to transfer said Option Shares. Optionee will acquire the Option Shares, if at all, for an indefinite period for investment purposes only and not with a view to the sale or distribution by public or private sale or other disposition, and does not have the intention of selling, granting any participation in or otherwise distributing or disposing of any or all of the Option Shares or any interest therein, except as herein provided or by applicable securities laws. Optionee does not intend to subdivide Optionee's acquisition of any Option Shares with any other Person.

     SECTION 4.03. NATURE OF OPTION SHARES. Optionee is (or will be at the time of any acquisition of Option Shares) able to bear the economic risk of any investment in Option Shares and is aware that it must be prepared to hold any Option Shares received for an indefinite period of time and that such Option Shares have not been registered under the Securities Act of 1933, as amended.

     SECTION 4.04. SOPHISTICATION OF OPTIONEE. Optionee has such knowledge and experience in financial and business matters that Optionee is capable of evaluating the merits and risks of the prospective investment by Optionee contemplated by this Agreement and Optionee has carefully reviewed and/or will carefully review all of the information regarding the Company, access to which has been or will be provided to Optionee hereunder and Optionee is thoroughly familiar with the business, operations and properties of the Company by virtue of such review and of Optionee's relationship with the Company.

     SECTION 4.05. AGREEMENT TO REFRAIN FROM RESALES. Without in any way qualifying Optionee's representations delivered hereunder, Optionee further agrees that upon exercise of its rights hereunder, Optionee shall in no event make any disposition of all, or any part of, or interest in, the Option Shares and that Optionee shall not encumber, pledge, hypothecate, sell or otherwise transfer the Option Shares nor shall Optionee receive any consideration for the Option Shares or for any interest therein from any Person, and if Optionee intends to dispose of the Option Shares hereunder, until prior to any proposed transfer, encumbrance, disposition, pledge, hypothecation or sale of any of the Option Shares, either (a) a registration statement on Form S-1 (or any other form replacing such form or appropriate for such purpose) under the Act with respect to the Option Shares proposed to be transferred or otherwise disposed of shall then be effective, or (b) (i) Optionee shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) Optionee shall have furnished the Company with an opinion of counsel in form and substance satisfactory to the Company to the effect that such disposition will not require the registration of any of the Option Shares under the Act or qualification of the Option Shares under any other securities law, and (iii) counsel for the Company shall have concurred with such opinion of counsel and the Company shall have advised and given notice to Optionee of such concurrence.

     SECTION 4.06. OPTION SHARES CONSTITUTE "RESTRICTED SECURITIES". The Option Shares, if and when subscribed, will constitute "restricted securities, as such term is defined in Rule 144 of the Act, and accordingly, the Option Shares must be held indefinitely, until subsequently registered under the Act, an exception from such registration is available or the Option Shares are resold in conformance with Rule 144. Option Shares may be resold pursuant to Rule 144 under the Act only after being held for two (2) years following payment by Optionee of the full subscription price for all of the Option Shares which are proposed to be resold by Optionee and thereafter only in conformance with the volume requirements of Rule 144.

     SECTION 4.07. OPTION NOT ASSIGNABLE. The Option herein granted to Optionee may not be assigned or conveyed by Optionee to any Person or Persons without the prior written consent of the Company, except to his successors, permitted assigns, personal or legal representatives, heirs and legatees, or as otherwise permitted hereunder.

                                      ARTICLE V
                                 REGISTRATION RIGHTS

     SECTION 5.01. COMPANY COMPLIANCE WITH CONDITIONS TO SALE OF RESTRICTED SECURITIES. The Company will cooperate with the Optionee in supplying such information as may be necessary for the Optionee to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission (the "SEC") as a condition to the availability of an exemption from the Securities Act of 1933, as amended (the "Act") for the sale of restricted securities.

     SECTION 5.02. "PIGGYBACK" REGISTRATION. Whenever the Company proposes to file under the Act a registration statement relating to the issuance or sale of any of its shares of capital stock (other than a registration statement (i) required to be filed in respect of employee benefit plans of the Company on Form S-8 or any successor form from time to time in effect, (ii) on Form S-4 or any successor form, (iii) with respect to any dividend reinvestment plan of the Company, or (iv) pursuant to Section 5.03), the Company shall at least 30 days prior to such filing give effective written notice of such proposed filing to the Optionee. Upon receipt by the Company not more than 15 days after such effective notice of a written request from the Optionee for registration of Option Shares, the Company shall (i) include in such registration statement or in a separate registration statement concurrently filed, and use its best efforts to cause such registration statement to become effective with respect to, the Option Shares as to which Optionee requests registration, and (ii) if such proposed registration is in connection with an underwritten offering, upon request of Optionee cause the managing underwriter therefor to include in such offering the Option Shares as to which the Optionee requests such inclusion, on terms and conditions comparable to those of the other shares to be offered, provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 5.02 without any obligation to the Optionee.

     SECTION 5.03.  DEMAND REGISTRATION.  Whenever Optionee   shall make a
written request to the Company to register under the Act any Option Shares, the Company within five days after such request is effective shall promptly file a registration statement with respect to and use its best efforts to register the Option Shares requested by Optionee to be registered.

     SECTION 5.04. OTHER PROVISIONS RELATING TO REGISTRATION RIGHTS. In connection with any registration pursuant to this Article:

            (i) Upon the request of the Optionee, the Company will cooperate with any underwriters (as defined in the Act) for the Optionee, including, without limitation, providing such information, certificates, comfort letters of accountants and opinions of counsel as may be reasonably requested by such underwriters.

           (ii) The Company shall not be required to maintain the effectiveness of any registration statement under Section 5.02 or 5.03 for a period in excess of six months or, in the case of an underwritten offering, such longer period as may be required by the Act to enable the underwriters to complete such offering.

          (iii) The Company will furnish to the Optionee (i) at least seven days prior to the filing thereof with the SEC, a copy of the registration statement in the form in which the Company proposes to file the same with the SEC and, not later than the effective date thereof, a copy of any and all amendments to such registration statement, (ii) within five days of the filing thereof with the SEC, a copy of any and all post-effective amendments to such registration statement, and (iii) at the request of Optionee and, in the case of a registration pursuant to Section 5.03, the Holders' Managers (as defined below), a reasonable number of copies of a preliminary prospectus and a final prospectus (each of which shall, as of their respective dates, comply with Section 10 of the Act and shall not, as of such dates, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading) covering the offering and sale by the Optionee of the Option Shares to be covered thereby as aforesaid.

           (iv) The Company will advise the Optionee of the entry of any stop order suspending the effectiveness of such registration statement or of the initiation of any proceeding for that purpose, and, if such stop order should be entered, use its best efforts promptly to cause such stop order to be lifted or removed.

            (v) For such period of time (not exceeding the maximum period of time for which the Company is required to maintain the effectiveness of such registration statement) as the Optionee may be required by law to deliver a prospectus in connection with a sale of any Option Shares pursuant to such registration statement, if any event shall occur as a result of which it is necessary to amend or supplement the prospectus forming a part of such registration statement in order to correct an untrue statement of a material fact, or an omission to state a material fact necessary to make the statements therein, in the light of the circumstances existing when such prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement such prospectus to comply with any law, the Company will forthwith prepare and furnish to the Optionee and, in the case of a registration pursuant to Section 5.03, the Holders' Managers, a reasonable number of amended or supplemented prospectuses so that statements in the prospectuses as so amended or supplemented will not, in the light of the circumstances then existing, be misleading, or so that such prospectuses will comply with law.

           (vi) At any time prior to the filing of a registration statement pursuant to Section 5.03, the Optionee may select an investment banker or bankers (collectively, the "Holders' Managers") which shall be satisfactory to the Company, and the offering pursuant to such registration statement shall be made through the Holders' Managers. The Company shall enter into an underwriting agreement in customary form with the Holders' Managers. Such underwriting agreement will contain indemnification and contribution provisions substantially identical to those set forth in clauses (ix) and
     (x) below or otherwise acceptable to the underwriters.

          (vii) The Company will qualify, file or register the Option Shares being registered under the securities laws of such states of the United States of America and of the Commonwealth of Puerto Rico as may be reasonably designated by the Optionee or by the Holders' Managers and will obtain the consent, authorization or approval of any governmental agency (other than any such consent, authorization or approval required under any statute or regulation applicable to the Optionee and not applicable to investors generally) required in connection with the sale of the Option Shares being registered or in order that the Optionee may publicly sell the Option Shares covered by such registration statement.

         (viii) All fees, disbursements and expenses incurred by the Company in connection with any registration pursuant to Section 5.02 or 5.03 shall be borne by the Company, including, without limitation, all registration and filing fees, all costs of preparation and printing (in such quantities as the Optionee, or the Holders' Managers, may reasonably request) of any registration statement and related prospectus and any amendments or supplements thereto, all fees and disbursements of counsel for the Company, the expenses of complying with applicable securities or blue sky laws, and all costs in connection with the preparation and delivery of such legal opinions, auditors' comfort letters or other closing documents as the Optionee, or as the Holders' Managers shall reasonably request. All underwriting commissions, expenses of the Holders' Managers and fees and expenses of counsel to the Optionee shall be paid for by Optionee.

           (ix) The Company will indemnify and hold harmless the Optionee and any underwriter (as defined in the Act) for each person or entity if any who controls such underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages, liabilities, costs or expenses, joint or several, or actions in respect thereof to which Optionee or underwriter or controlling person or entity may become subject under the Act, the Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, liabilities, costs, expenses or actions in respect thereof arise out of, or are based upon, or are related to, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Option Shares of Optionee were registered under the Act, any preliminary prospectus, amended preliminary prospectus, or final prospectus contained therein, or any amendment or supplement thereto, or arise out of, or are based upon, or are related to, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Optionee or underwriter or controlling person or entity for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (x) If the indemnification provided for in clause (ix) is due in accordance with its terms but is for any reason held by a court to be unavailable, on grounds of policy or otherwise, then the Company and the Optionee shall contribute to the aggregate losses, claims, damages, liabilities and expenses to which the Company and the Optionee may be subject in such proportion as is appropriate to reflect the relative fault of the Company and of the Optionee in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Optionee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company of by the Optionee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Optionee agree that it would not be just and equitable if contribution pursuant to this clause (x) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the two immediately preceding sentences. Notwithstanding the provisions of this clause (x), the Optionee shall not be required to contribute any amount in excess of the amount by which the total price at which the Option Shares owned by the Optionee were offered to the public exceeds the amount of any damages which the Optionee have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation.

     SECTION 5.05. RIGHTS OF TRANSFEREES OF OPTION SHARES THAT CONSTITUTE "RESTRICTED SECURITIES". Transferees of Option Shares that constitute "restricted securities" under Rule 144 promulgated by the SEC under the Act or any successor regulation shall have the same rights as Optionee under this Article V with respect to such Option Shares.

                                      ARTICLE VI
                                    MISCELLANEOUS

     SECTION 6.01. COMMITMENT OF OPTIONEE. Optionee understands and agrees that any sale or transfer of the Option Shares received by Optionee an exercise of the Option provided hereunder HAS NOT BEEN REGISTERED UNDER THE ACT OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION. THEREFORE, OPTIONEE WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER ANY OPTION SHARES EXCEPT IN ACCORDANCE WITH AND AS MAY BE PERMITTED HEREUNDER AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAW.

     SECTION 6.02. COMPLIANCE WITH RESTRICTIONS. The covenants, conditions and restrictions herein contained shall be and constitute covenants, conditions and restrictions accepted by Optionee with regards to the Option Shares now or hereafter owned by Optionee, or any transferee of Option Shares from Optionee directly or indirectly, and none of the Option Shares shall be sold, transferred, encumbered, pledged, hypothecated, given as a gift, or otherwise disposed of or alienated in any way to any Person except in full compliance with the laws of the United States and Optionee agrees to take all such action as is necessary or convenient to prohibit transfer of certificates for Option Shares. Any Person who acquires any Option Shares or any interest therein shall hold such Option Shares or interest subject to this Agreement and shall be deemed to be the holder thereof with respect to the Option Shares or interest so acquired for all purposes of Article IV hereof.

     SECTION 6.03. FURTHER ASSURANCES. (a) Optionee shall execute and deliver such further instruments of conveyance and transfer and take such other action as the Company may reasonably request to convey and transfer to other Persons any Option Shares to be transferred in the future pursuant to this Agreement. The Company agrees to apply for and use its best efforts to obtain all governmental and administrative approvals required in connection with any exercise of the option. Optionee agrees to cooperate in obtaining such approvals and to execute any and all documents or instruments which, in the opinion of the Company, may be required, appropriate or desirable to be executed by Optionee in connection with such approvals. The Company shall pay all costs and filing fees in connection with obtaining such approvals.

     (b) The Company shall permit Optionee, or any person entitled to exercise the Option pursuant to Section 3.02 hereof, so long as the Option has not been exercised in full, to inspect, review and copy, or shall furnish to Optionee a copy of, each annual and other periodic or occasional financial reports of the Company from a date two (2) years prior to the date hereof.

     SECTION 6.04. SUCCESSORS AND ASSIGNS. Without limiting the restrictions on transfer set forth herein, this Agreement shall bind and shall inure to the benefit of and be enforceable by the Company, any successor Entity, and Optionee, and their respective successors, permitted assigns, personal or legal representatives, heirs and legatees, whether herein so expressed or not, and this Agreement shall be binding on any transferee who has received Option Shares in accordance with any provisions hereof and shall be binding on any Persons to whom any of the Option Shares are transferred in violation of any provision of this Agreement and on any executor, administrator, successor or assign of any such Person.

     SECTION 6.05. SEVERABILITY. It is intended that each provision of this Agreement shall be viewed as separate and divisible and in the event that any provision hereof shall be held to be invalid or enforceable, the remaining provisions shall continue to be in full force and effect.

     SECTION 6.06. INSPECTION OF AGREEMENT. A copy of this Agreement shall be maintained by the Board of Directors and shall be shown to any person who demonstrates, to the satisfaction of the Company, that it has a right hereunder.

     SECTION 6.07. ENTIRE AGREEMENT. This Agreement contains the entire Agreement of the parties hereto and supersedes all prior negotiations, correspondence, understandings and agreements between the parties hereto, with respect to the subject matter hereof.

     SECTION 6.08. SHARES TO BE RESERVED. The Company shall at all times while the Option is outstanding, reserve and keep available such number of Class B Shares as will be sufficient to satisfy the requirements of this Agreement including, without limitation, the sale of the Option Shares to Optionee.

     SECTION 6.09. NOTICES. Except as otherwise expressly provided herein, any notice or communication to be given under the terms of this Agreement shall be in writing and shall be deemed duly given when delivered personally or deposited in the mail, by certified or registered mail, or by telecopier (confirmed in writing), property addressed as follows:

       (i)     if to the Company:

Pepsi-Cola Puerto Rico Bottling Company
PO Box 191709
San Juan, Puerto Rico  00919-1709

Attention:

Telecopier:  (787) 251-2975

      (ii)     if to Optionee:

No. 1 Cervantes St.
Apt. No. 2
San Juan, Puerto Rico  00907

Attention:  Mr. Rafael Nin

Telecopier:

     By notice given pursuant to this Section 5.09, either party may hereinafter designate a different address for said notices.

     SECTION 6.10. TITLES AND HEADINGS OF SECTIONS. The titles and headings of Articles and Sections in this Agreement are provided for convenience purposes only and are not intended to modify or affect the meaning of any provision herein, and thus, shall not serve as a basis for interpretation or construction of this Agreement.

     SECTION 6.11. AMENDMENTS. This Agreement may not be amended, altered or modified except by a written instrument executed by both parties hereto.

     IN WITNESS WHEREOF, the authorized representatives of the parties hereto execute this Agreement on the date first above written.


COMPANY

PEPSI COLA PUERTO RICO BOTTLING COMPANY


 /s/ David Virginia
---------------------------------------
By:
Title:


OPTIONEE


 /s/ Rafael Nin
---------------------------------------
Rafael Nin